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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12
IDEC PHARMACEUTICALS CORPORATION
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IDEC Pharmaceuticals Corporation
3030 Callan Road
San Diego, CA 92121

April 14, 2003

Dear Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders of IDEC Pharmaceuticals Corporation to be held on May 19, 2003, at 3:00 p.m., at the Hilton La Jolla at Torrey Pines located at 10950 North Torrey Pines Road, San Diego, California.

        Details of the business to be conducted at the Annual Meeting are given in the attached Notice of the Annual Meeting of Stockholders and Proxy Statement.

        After careful consideration, your Board of Directors has approved each of the proposals set forth in the enclosed Proxy Statement and recommends that you vote FOR each of the proposals.

        It is important that your shares be represented and voted whether or not you plan to attend the Annual Meeting in person. To ensure your shares are represented at the Annual Meeting, you may vote by telephone according to instructions provided in the enclosed proxy card or by completing and mailing the enclosed proxy card. If voting by mail, please date, sign and return, the enclosed proxy card no later than May 14, 2003, in the prepaid envelope addressed to our stock transfer agent, Mellon Investor Services LLP. If you decide to attend the Annual Meeting and wish to vote in person, please notify our Secretary.

        A copy of our 2002 Annual Report and Form 10-K for the year ended December 31, 2002 are also enclosed.

        We look forward to seeing you at the Annual Meeting.

                      Sincerely,

                      William H. Rastetter, Ph.D.
                       Chairman and Chief Executive Officer

IDEC PHARMACEUTICALS CORPORATION
3030 Callan Road
San Diego, CA 92121

Notice of Annual Meeting of Stockholders
to be held May 19, 2003

To the Stockholders of IDEC Pharmaceuticals Corporation:

        The Annual Meeting of Stockholders of IDEC Pharmaceuticals Corporation will be held at the Hilton La Jolla at Torrey Pines located at 10950 North Torrey Pines Road, San Diego, California on Monday, May 19, 2003 at 3:00 p.m. local time for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

  1.
  To elect three Class III directors to serve for a three-year term ending in the year 2006 or until their successor's are elected and qualified;

  2.
  To consider and vote on our proposal to amend the 1988 Stock Option Plan to increase the number of shares of common stock authorized for issuance thereunder by an additional 5,700,000 shares from 58,580,000 shares to 64,280,000 shares;

  3.
  To consider and vote on our proposal to amend the 1993 Non-Employee Directors Stock Option Plan to increase the annual non-statutory stock option grant to non-employee directors from 10,000 shares to 12,500 shares of common stock, effective with the January 2004 annual grant;

  4.
  To ratify the selection of KPMG LLP as our independent public accountants for the fiscal year ending December 31, 2003; and

  5.
  To transact such other business as may properly come before the Annual Meeting and any adjournment of the Annual Meeting.

        Only stockholders of record at the close of business on March 24, 2003 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment of the meeting. The stock transfer books will remain open between the record date and the date of the Annual Meeting. A complete list of stockholders entitled to vote will be available from our Secretary at our executive offices located at 3030 Callan Road, San Diego, California 92121, for a period of ten days before the Annual Meeting.

        YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON, PLEASE PROMPTLY MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY.

                      By Order of the Board of Directors,

                      John M. Dunn
                       Secretary

April 14, 2003

IDEC PHARMACEUTICALS CORPORATION

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 19, 2003

General

        The enclosed proxy is solicited on behalf of the Board of Directors of IDEC Pharmaceuticals Corporation, a Delaware corporation, with corporate headquarters located at 3030 Callan Road, San Diego, California 92121, for use at the Annual Meeting of Stockholders to be held on May 19, 2003. The Annual Meeting will be held at 3:00 p.m. local time at the Hilton La Jolla at Torrey Pines located at 10950 North Torrey Pines Road, San Diego, California. The approximate first date of mailing of these proxy solicitation materials to all stockholders entitled to vote at the Annual Meeting was April 14, 2003.

Voting

        The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice and are described in more detail in this Proxy Statement. On March 24, 2003, the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting, 154,827,746 shares of our common stock, $0.0005 par value, were issued and outstanding. Each stockholder is entitled to one vote for each share of common stock held by such stockholder on March 24, 2003. Our Certificate of Incorporation does not provide for cumulative voting with respect to the election of directors. Provided a quorum is present, the three nominees for directors who receive the highest number of votes will be elected. The other matters submitted for stockholder approval at this Annual Meeting will be decided by the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote on each such matter. Abstentions with respect to any matter are treated as shares present or represented and entitled to vote on that matter and thus have the same effect as negative votes. If, however, shares are not voted by the broker who is the record holder of the shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to any matter, these non-voted shares are not deemed to be present or represented for purposes of determining whether stockholder approval of that matter has been obtained, but are counted for quorum purposes. All votes will be tabulated by the inspector of election appointed for the Annual Meeting who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Proxies

        If the enclosed form of proxy is properly signed and returned, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified on the proxy. If the proxy does not specify how the shares represented thereby are to be voted, the proxy will be voted FOR the election of the three directors proposed by the Board unless the authority to vote for the election of directors (or for any one or more nominees) is withheld and the proxy will be voted FOR the approval of Proposals 2, 3 and 4 described in the accompanying Notice and this Proxy Statement. You may revoke or change your proxy at any time before the Annual Meeting by filing with our Secretary at our principal executive offices, a notice of revocation or another signed proxy with a later date. Your proxy will be automatically revoked if you attend the Annual Meeting and vote in person.

Solicitation

        We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the form of proxy and any additional solicitation materials furnished to the stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to beneficial owners. In addition, we may reimburse these persons for their expenses in forwarding the solicitation materials to the beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram, or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any of these services. We have engaged InvestorCom, Inc. to solicit proxies and distribute materials to brokers, banks, custodians, fiduciaries and other nominee holders. We will pay InvestorCom approximately $50,000 for these services.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

        Our Certificate of Incorporation provides for a classified Board of Directors consisting of three classes of directors having staggered three-year terms. We have named these three classes Class I, Class II and Class III, with each class consisting, as nearly as possible, of one-third of the total number of directors. As of the Annual Meeting the Board will consist of nine persons, with each class consisting of three persons. Class III, the class of directors whose term of office expires at the Annual Meeting, will consist of three directors who will stand for election or reelection at this Annual Meeting. The directors elected to this class will serve for a term of three years, expiring at the year 2006 annual meeting of stockholders, or until their successors have been elected and qualified. All nominees are currently directors of our company.

        All three nominees for election have agreed to serve if elected, and we have no reason to believe that any nominee will be unable to serve. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by the present Board of Directors to fill the vacancy. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominees named below provided a quorum is present. The three candidates receiving the highest number of affirmative votes of the shares represented and voting on this proposal will be elected directors of our company, to serve their terms and until their successors have been duly elected and qualified.

Business Experience of Board Nominees

        Following are the names and ages of the nominees, the principal occupations of each nominee at present and for the past five years, public company directorships held by each, and the year in which each became a director of our company.

Class III Director—Term Expiring in 2003	Position with our Company	Age
Alan B. Glassberg, M.D.	Director	66
Robert W. Pangia	Director	51
William D. Young	Director	58

        Dr. Glassberg is Associate Director of Clinical Care and Director of General Oncology at the University of California San Francisco Cancer Center, and also serves as Director of Hematology and Medical Oncology at Mount Zion Medical Center in San Francisco, California. Dr. Glassberg has been associated with the University of California, San Francisco since 1970 and is currently a Clinical Professor of Medicine. He received his M.D. from the Medical University of South Carolina in Charleston. Dr. Glassberg has served as a director of our company since February 1997.

        Mr. Pangia has worked in investment banking for 25 years and is currently a partner in Ivy Capital Partners, LLC, the general partner of Ivy Healthcare Capital, L.P., a private equity fund specializing in healthcare investments. From 1996 to February 2003, Mr. Pangia was self-employed as an investment banker. From 1987 to 1996, Mr. Pangia held various senior management positions at PaineWebber including: member of the board of directors of PaineWebber, Inc., Chairman of the board of directors of PaineWebber Properties, Inc., member of PaineWebber's executive and operating committees, Chairman of the equity commitment committee, member of the debt commitment committee and Executive Vice President and Director of Investment Banking for PaineWebber Incorporated of New York. Prior to his positions at PaineWebber, Mr. Pangia held other senior positions including Managing Director of Investment Banking for Drexel Burnham Lambert of New York and Vice President of Investment Banking for Kidder, Peabody & Co. of New York. Mr. Pangia is also a director of ICOS Corporation and Network Associates, Inc. He received his A.B. from Brown University and his M.B.A. from Columbia University. Mr. Pangia has served as a director of our company since September 1997.

        Mr. Young is currently Chairman and Chief Executive Officer for ViroLogic, Inc. Until November 1999, he served as Chief Operating Officer of Genentech. Mr. Young joined Genentech in 1980 as Director of Manufacturing and Process Sciences and became Vice President in 1983. He was promoted to various positions and in 1997 became Chief Operating Officer taking on the responsibilities for all Development, Operations, and Sales and Marketing activities. Prior to joining Genentech, Mr. Young was with Eli Lilly & Co. for 14 years. Mr. Young holds a B.S. in Chemical Engineering from Purdue University and a M.B.A. from Indiana University. He was elected to the National Academy of Engineering in 1993 for his contributions to biotechnology. Mr. Young is also a director of VaxGen, Inc. and ViroLogic, Inc. Mr. Young has served as a director of our company since May 1997.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
"FOR" THE NOMINEES LISTED ABOVE.

Business Experience of Continuing Directors

        Set forth below are the names and ages of each other director whose term will continue after the Annual Meeting, the principal occupations of each director at present and for the past five years, public company directorships held by each, and the year in which each became a director of our company.

Class I Director—Term Expiring in 2004	Position with our Company	Age
Kazuhiro Hashimoto	Director	62
Franklin P. Johnson, Jr.	Director	74
Bruce R. Ross	Director	62
Class II Director—Term Expiring in 2005	Position(s) with our Company	Age
William H. Rastetter, Ph.D.	Chairman and Chief Executive Officer	54
Herbert W. Boyer, Ph.D.	Director	66
The Honorable Lynn Schenk	Director	58

        Mr. Hashimoto has been, since 1994, President of Zenyaku Kogyo Co., Ltd., a private pharmaceutical company in Tokyo, Japan, and a corporate partner and one of our stockholders. He has also served as Zenyaku's Director of Research and Development since 1981 and has served on Zenyaku's Board of Directors since 1977. Mr. Hashimoto received his B.A. in Commerce from Tamagawa Gakuen University and his B.A. in Business Administration from Lewis & Clark College. Mr. Hashimoto has served as a director of our company since July 1991.

        Mr. Johnson has been, since 1980, the general partner of Asset Management Partners, one of our stockholders. Since 1998, Mr. Johnson also serves as Vice President, Chief Financial Officer and Secretary for Indo-Pacific Investment Company. Mr. Johnson is also a director of Amgen, Inc. and Applied Micro Circuits Corporation. Mr. Johnson received his B.S. in Mechanical Engineering from Stanford University and received his M.B.A. from Harvard University. Mr. Johnson has served as a director of our company since 1986.

        Mr. Ross is currently President of Cancer Rx, a health care consulting firm. Immediately prior to launching Cancer Rx, Mr. Ross was Chief Executive Officer of the National Comprehensive Cancer Network, an association of fifteen of the largest cancer centers in the United States. He previously held senior management positions, during a 27-year career, at Bristol-Myers Squibb, including Senior Vice President, Policy, Planning and Development, Bristol-Myers Squibb Pharmaceutical Group and President, Bristol-Myers Squibb U.S. Pharmaceutical Group. He received his B.S. from Syracuse University and later was a Bristol-Myers Scholar at the Yale School of Organization and Management. Mr. Ross has served as a director of our company since July 1997.

        Dr. Rastetter was appointed Chairman of the Board of Directors in May 1996. He has served as our Chief Executive Officer since December 1986 and served as our President from 1986 to 2002. Dr. Rastetter served as our Chief Financial Officer from 1988 to 1993 and has served as a director of our company since 1986. From 1984 to 1986, he was Director of Corporate Ventures at Genentech, Inc. From 1982 to 1984, Dr. Rastetter served in a scientific capacity at Genentech, directing the Biocatalysis and Chemical Sciences groups. From 1975 to 1982, he held various faculty positions at the Massachusetts Institute of Technology. Dr. Rastetter is also a director of Argonaut Technologies, Inc. and Illumina, Inc. Dr. Rastetter received his S.B. in chemistry from the Massachusetts Institute of Technology and his M.A. and Ph.D. in chemistry from Harvard University.

        Dr. Boyer, a founder of Genentech, Inc., has been a director of Genentech since 1976 and is a consultant to Genentech. Genentech is a corporate partner and one of our stockholders. Dr. Boyer served as a Vice President of Genentech from 1976 to 1991. While a Professor of Biochemistry at the University of California at San Francisco from 1976 to 1991, Dr. Boyer demonstrated the usefulness of recombinant DNA technology to produce medicines economically, which laid the groundwork for Genentech's development. In 1993, Dr. Boyer received the 1993 Helmut Horten Research Award. He also received the National Medal of Science from President Bush in 1990, the National Medal of Technology in 1989 and the Albert Lasker Basic Medical Research Award in 1980. He is an elected member of the National Academy of Sciences and a Fellow in the American Academy of Arts and Sciences. In addition, Dr. Boyer also serves as a director for Allergan, Inc. Dr. Boyer has served as a director of our company since December 2001.

        Ms. Schenk was appointed as Chief of Staff to the Governor of California in January 1999. Ms. Schenk was previously an attorney in private practice from 1996 to 1998 and from 1983 to 1993. Ms. Schenk served as the U.S. Representative for the 49th District of the State of California from 1993 to 1995 and served as the California Secretary of Business, Transportation and Housing from 1980 to 1983. She received her B.A. in Political Science from the University of California at Los Angeles, earned her J.D. from the University of San Diego and attended the London School of Economics. Ms. Schenk has served as a director of our company since May 1995.

Board Meetings and Committees

        During the fiscal year ended December 31, 2002, our Board of Directors held four regularly scheduled meetings. The Board has appointed a compensation committee, an audit and finance committee, a regulatory oversight committee and a corporate governance committee. All directors who have served on the Board throughout the year have attended at least 75% of the aggregate number of meetings of the Board and of the committees on which the directors serve.

        The members of the compensation committee are Franklin P. Johnson, Jr., the chairperson, William D. Young and Bruce R. Ross. The committee held six regularly scheduled meetings during the 2002 fiscal year. The committee is responsible for determining and reviewing the compensation to be paid to our officers, directors and other employees and administering our 1988 Stock Option Plan and 1995 Employee Stock Purchase Plan.

        The members of the audit and finance committee are Robert W. Pangia, the chairperson, Bruce R. Ross and Franklin P. Johnson, Jr. The committee held four regularly scheduled meetings during the 2002 fiscal year. Additionally, during the 2002 fiscal year the committee met on an informal basis as needed to discuss relevant topics. The committee is responsible for overseeing our financial and accounting organization and financial reporting process, overseeing our equity and debt financings, overseeing our capital expenditure activities and selecting an independent public accounting firm to audit our books and accounts for the fiscal year for which they are appointed and overseeing such audit.

        The members of the regulatory oversight committee are William D. Young, the chairperson, Alan B. Glassberg, M.D. and Herbert W. Boyer, Ph.D. The committee held one regularly scheduled meeting during the 2002 fiscal year. The committee is responsible for advising us on matters pertaining to the filing of Investigational New Drug Applications, Biological License Applications, New Drug Applications and other regulatory matters.

        The members of the corporate governance committee are Herbert W. Boyer, Ph.D., the chairperson, Lynn Schenk, and Alan B. Glassberg, M.D. The committee held two regularly scheduled meetings during the 2002 fiscal year. The committee is responsible for reviewing our corporate governance principles, identifying and recommending nominees for election to the Board of Directors and reviewing the size and composition of the Board of Directors and its committees.

Audit and Finance Committee Report

        The audit and finance committee has adopted, and operates under, a written audit and finance committee charter. The audit and finance committee assists the Board of Directors in fulfilling its oversight responsibilities relating to the company's financial reporting process and systems of internal accounting and financial controls. Additionally, the audit and finance committee is directly responsible for the appointment, removal, compensation and oversight of the company's independent auditors. Management has the primary responsibility for the consolidated financial statements and reporting process, including the systems of internal controls.

        As members of the audit and finance committee, we have reviewed and discussed with management and KPMG LLP, the company's independent auditors, the audited consolidated financial statements for the fiscal year ended December 31, 2002. In addition, we have reviewed and discussed with KPMG LLP its judgment as to the quality, not just the acceptability, of the accounting policies and practices of the company, and other matters as are required to be discussed by KPMG LLP with the audit and finance committee under generally accepted auditing standards, including the matters required to be discussed by Statement on Auditing Standards No. 61.

        We have also received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1, and we have discussed with KPMG LLP its independence.

        Based on our review and discussions noted above, we have recommended to the Board of Directors that the company's audited consolidated financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2002 for filing with the U.S. Securities and Exchange Commission, or SEC.

        Each of the members of the audit and finance committee is independent, as defined in Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. listing standards.

        This report has been submitted by the undersigned in our capacity as members of the audit and finance committee of the company's Board of Directors.

                      Robert W. Pangia, Chair
                      Bruce R. Ross
                      Franklin P. Johnson, Jr.

Director Compensation

        All Board members except employee directors and directors who are employed with our corporate development partners receive $2,500 for each Board meeting day attended. Each Board committee member except employee directors and directors who are employed with our corporate development partners receive $1,000 for each Board committee meeting attended. Additionally, through 2002, all Board members except employee directors and directors who are employed with our corporate development partners were paid an annual retainer of $12,500. This 2002 annual retainer amount was below the 50th percentile of the annual retainers in effect for members of the Boards of Directors in companies with greater than 500 employees in the biopharmaceutical industry, as determined on the basis of an independent compensation survey by Radford Associates. In 2003, the Board increased the amount of the annual retainer to $20,000 which is consistent with the 50th percentile according to the Radford survey. Accordingly, beginning with the 2003 fiscal year, all Board members except employee directors and directors who are employed with our corporate development partners will be paid an annual retainer of $20,000. All Board members are reimbursed for actual expenses incurred in attending Board meetings. During 2002, Dr. Boyer was paid $25,500, Dr. Glassberg was paid $25,500, Mr. Johnson was paid $27,500, Mr. Pangia was paid $25,500, Mr. Ross was paid $28,500, Ms. Schenk was paid $24,500 and Mr. Young was paid $25,500, respectively, for their services as directors. Additionally, in January 2003, Dr. Boyer was paid $2,500, Dr. Glassberg was paid $2,500, Mr. Johnson was paid $4,500, Mr. Pangia was paid $3,500, Mr. Ross was paid $4,500, Ms. Schenk was paid $2,500 and Mr. Young was paid $3,500, respectively, for their attendance at the Board of Directors and committee meetings held in December 2002.

        The 1993 Non-Employee Directors Stock Option Plan, or directors plan, is designed to serve as an equity incentive program to attract and retain the services of highly qualified individuals with substantial experience relevant to the life sciences industry. Three million one hundred and twenty thousand shares of our common stock have been reserved for issuance over the term of the directors plan. In accordance with the directors plan, upon initial appointment by the Board or election by our stockholders, each non-employee Board member will automatically be granted, on the date of their initial election or appointment, a non-statutory stock option to purchase 35,000 shares of our common stock. The option will be immediately exercisable for all the option shares, but any shares purchased under the option will be subject to repurchase by us, at the option price paid per share, should the optionee cease to remain a Board member for any reason, other than death or disability, prior to vesting in the shares. The shares will vest in a series of four successive equal annual installments upon the optionee's completion of each year of Board service over the four-year period measured from the grant date.

        In accordance with the directors plan, in January of each year, each individual who continues to serve as a non-employee Board member is granted a non-statutory stock option to purchase 10,000 shares of common stock, provided such individual has served as a Board member for a period of at least six months. Each annual grant is immediately exercisable for all the option shares, but any shares purchased under the option will be subject to repurchase by us, at the option price paid per share, should the optionee cease to remain a Board member for any reason, other than death or disability, within one year after the grant date. On January 2, 2003, each non-employee Board member received an option grant for 10,000 shares of common stock at an exercise price of $34.34 per share, the fair market value per share on the grant date.

        Each option grant under the directors plan, whether an initial grant or an annual grant, has a maximum term of ten years measured from the grant date, subject to earlier termination following the optionee's cessation of Board service. The shares subject to each option grant held by a non-employee Board member under the directors plan will immediately vest in full upon certain changes in our ownership or control or the death or disability of the individual while serving as a Board member. In addition, upon the successful completion of a tender offer for 50% or more of our outstanding voting securities not approved by the Board, each option may be surrendered to us for a cash distribution per surrendered option share in an amount equal to the excess of the tender offer price paid per share of common stock over the exercise price payable for the option share.

        In recognition of their additional time commitments, the Board of Directors adopted an amendment to the directors plan on February 19, 2003, to increase the number of shares of common stock subject to the annual non-statutory stock option grant from 10,000 shares to 12,500 shares, effective with the January 2004 annual grant, subject to stockholder approval at the Annual Meeting. Should stockholder approval not be obtained, non-employee Board members will continue to receive annual non-statutory stock option grants of 10,000 shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information known to us regarding the beneficial ownership of our common stock as of January 31, 2003, unless otherwise noted, by

  •
  all persons who are beneficial owners of five percent or more of our common stock,

  •
  each director and nominee for director at the Annual Meeting,

  •
  our Chief Executive Officer and each of our next four most highly compensated executive officers named in the Summary Compensation Table below, and

  •
  all current directors and executive officers as a group.

        Unless otherwise noted, each of the stockholders has sole voting and dispositive power with respect to the shares beneficially owned, subject to community property laws, where applicable.

Name and Address, if Required, of Beneficial Owner	Shares Beneficially Owned	Percent of Shares Beneficially Owned(1)
FMR Corp. (2) 82 Devonshire Street Boston, MA 02109-3614	17,375,261	11.2%
Citigroup, Inc.(3) 399 Park Avenue New York, NY 10043	16,886,062	10.9%
Wellington Management Company, LLP(4) 75 State Street Boston, MA 02109	8,967,990	5.8%
Herbert W. Boyer, Ph.D.(5)	3,897,420	2.5%
John M. Dunn(6)	48,961	*
Alan B. Glassberg, M.D.(7)	164,600	*
Paul C. Grint, M.D.(8)	111,555	*
Nabil Hanna, Ph.D.(9)	1,721,370	1.1%
Kazuhiro Hashimoto(10)	4,245,002	2.7%
Franklin P. Johnson, Jr.(11)	492,801	*
Robert W. Pangia(12)	141,250	*
William H. Rastetter, Ph.D.(13)	2,770,830	1.8%
William R. Rohn(14)	1,493,492	1.0%
Bruce R. Ross(15)	90,000	*
Lynn Schenk(16)	188,000	*
William D. Young(17)	87,500	*
All directors and executive officers as a group (18 persons)(18)	16,955,637	10.3%

*
Less than one percent of our outstanding common stock.

(1)
Percentage of beneficial ownership is calculated assuming 154,677,126 shares of common stock were outstanding on January 31, 2003. Beneficial ownership is determined in accordance with the rules of the SEC, and generally includes voting or dispositive power with respect to securities. Shares of common stock subject to stock options currently exercisable or exercisable within

  60 days after January 31, 2003 and shares of common stock subject to preferred stock currently convertible or convertible within 60 days after January 31, 2003 are deemed outstanding for computing the percentage of the person holding such stock options or convertible preferred stock but are not deemed outstanding for computing the percentage of any other person.

(2)
Pursuant to a Schedule 13G filed with the SEC on February 13, 2003, FMR Corp. reported that, as of December 31, 2002, it had sole voting power over 1,195,684 common shares and sole dispositive power over 17,375,261 common shares; Edward C. Johnson 3d, Chairman of FMR, had sole dispositive power over 17,375,261 common shares; and Abigail P. Johnson, a director of FMR, had sole dispositive power over 17,375,261 common shares. Fidelity Management & Research Company, a wholly-owned subsidiary of FMR and an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, is the beneficial owner of 16,179,577 common shares as a result of acting as an investment advisor to various investment companies registered under Section 8 of the Investment Company Act of 1940, which includes 74,343 common shares resulting from the assumed conversion of $1,840,000 principal amount of our outstanding 20-year zero coupon subordinated convertible notes due 2019. Edward C. Johnson 3d and FMR, through their control of Fidelity, and the funds each has sole dispositive power over 16,179,577 shares owned by the Funds. Neither Edward C. Johnson 3d or FMR has sole power to vote or direct the voting of the common shares owned by the Fidelity Funds, which power resides with the Funds' Board of Trustees.

(3)
Pursuant to a Schedule 13G filed with the SEC on February 4, 2003, Citigroup, Inc. reported that, as of December 31, 2002, it had shared voting power and shared dispositive power over 16,886,062 common shares, which included the assumed conversion of certain securities held; Salomon Smith Barney Holdings Inc. had shared voting power and shared dispositive power over 16,540,775 common shares, which included the assumed conversion of certain securities held; Salomon Brothers Holding Company Inc. had shared voting power and shared dispositive power over 10,433,972 common shares, which included the assumed conversion of certain securities held; and Salomon Smith Barney Inc. had shared voting power and shared dispositive power over 9,902,965 common shares, which included the assumed conversion of certain securities held.

(4)
Pursuant to a Schedule 13G filed with the SEC on March 10, 2003, Wellington Management Company, LLP reported that, as of December 31, 2002, it had shared voting power over 4,657,833 common shares and shared dispositive power over 8,967,990 common shares. Wellington Management Company, LLP, in its capacity as investment advisor, may be deemed to have beneficial ownership of 8,967,990 of our common shares. Wellington Management Company, LLP is not the owner of record of these common shares; these common shares are owned by clients of Wellington Management Company, LLP and no such clients are known to have beneficial ownership of more than five percent of our common stock.

(5)
Includes 1,679,580 common shares held by Genentech, Inc. and Non-voting Convertible Preferred Stock convertible into 2,172,840 of our common shares held by Genentech. Dr. Boyer, who is also a director of Genentech, disclaims beneficial ownership of the common shares and Non-voting Convertible Preferred Stock held by Genentech. Includes stock options to purchase 45,000 common shares held by Dr. Boyer

(6)
Includes stock options to purchase 48,420 common shares held by Mr. Dunn and 160 shares held through the 401(k) plan of Mr. Dunn's previous employer.

(7)
Includes stock options to purchase 164,600 common shares held by Dr. Glassberg.

(8)
Includes stock options to purchase 110,597 common shares held by Dr. Grint.

(9)
Includes stock options to purchase 1,288,102 common shares held by Dr. Hanna.

(10)
Includes 4,000,002 common shares held by Zenyaku Kogyo Co., Ltd. Mr. Hashimoto, one of our directors and the President of Zenyaku, disclaims beneficial ownership of the common shares. Includes stock options to purchase 245,000 common shares held by Mr. Hashimoto.

(11)
Includes 141,515 common shares beneficially owned by Asset Management Partners. Mr. Johnson, one of our directors and the General Partner of Asset Management Partners, disclaims beneficial ownership of the common shares except to the extent of his pecuniary interest arising from his interest in Asset Management Partners. Includes stock options to purchase 245,000 common shares held by Mr. Johnson.

(12)
Includes stock options to purchase 141,250 common shares held by Mr. Pangia.

(13)
Includes 389,302 shares held by the Rastetter Family Trust, of which Dr. Rastetter is a trustee. Includes stock options to purchase 2,381,528 common shares held by Dr. Rastetter.

(14)
Includes 368,937 shares held by the William R. Rohn and Mary Jane Rohn Trust, of which Mr. Rohn is a trustee, and 6,000 shares held by Mary Jane Rohn, Mr. Rohn's spouse. Includes stock options to purchase 1,118,555 common shares held by Mr. Rohn.

(15)
Includes stock options to purchase 90,000 common shares held by Mr. Ross.

(16)
Includes 10,500 shares held by the Friedman-Schenk Revocable Trust, of which Ms. Schenk is a trustee. Includes stock options to purchase 177,500 common shares held by Ms. Schenk.

(17)
Includes stock options to purchase 87,500 common shares held by Mr. Young.

(18)
Includes stock options to purchase 7,416,562 common shares and Non-Voting Convertible Preferred Stock convertible into 2,172,840 common shares.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Compensation Committee Report on Executive Compensation

        As members of the compensation committee of our Board of Directors, it is our duty to set the base salary of certain executive officers each fiscal year and to approve the individual bonus programs to be in effect for those individuals. In addition, we have the exclusive authority to award stock options under our 1988 Stock Option Plan to our executive officers and other key employees. The following is a summary of the policies which governed our decisions concerning the compensation paid to our executive officers for the 2002 fiscal year, including the compensation reflected in the tables which appear elsewhere in this Proxy Statement.

General Compensation Policy

        Introduction.    We have developed a compensation policy that is designed to attract and retain qualified key executive officers critical to our success. In developing this policy, we have concluded that it is not appropriate to base a significant percentage of the compensation payable to the executive officers upon traditional financial targets, such as return on equity. This is primarily because our product Rituxan®, which was launched in December 1997, is marketed in a co-promotion setting and Zevalin™, our second product, was only recently launched in April 2002. Our other product candidates are either in development or clinical testing phases. Instead, we base our decisions upon the following standards:

  •
  base salary levels which are commensurate with those of comparable positions at other biopharmaceutical companies, given the level of seniority and skills possessed by the executive officer, and which reflect the individual's performance over time;

  •
  annual bonuses tied to the achievement of corporate and individual performance objectives and our financial performance; and

  •
  long-term, stock-based incentive awards intended to strengthen the mutuality of interests between our executive officers and our stockholders.

        Factors.    The primary factors which we considered in establishing the components of each executive officer's compensation package for the 2002 fiscal year are summarized below. We may, however, apply entirely different factors, particularly different measures of performance, in setting executive compensation for future fiscal years.

        Base Salary.    The base salary of each executive officer is initially established through negotiation at the time the officer is hired. Base salary is subsequently adjusted at periodic intervals, usually on an annual basis. When establishing or reviewing base salary levels for each executive officer, we consider the following factors:

  •
  the qualifications of the executive officer and the relevant individual experience he or she brings to us;

  •
  strategic goals for which the executive officer has responsibility; and

  •
  compensation levels at biopharmaceutical companies at a development stage comparable to us and at other companies with which we compete for executive talent.

        For the 2002 fiscal year, the base salaries for our executive officers ranged from the 50th to the 75th percentile of the salary levels in effect for comparable positions in companies with greater than 500 employees in the biopharmaceutical industry, as determined on the basis of an independent compensation survey compiled by Radford Associates. For seven of our executive officers, base salary was above the 75th percentile and for one of our executive officers, base salary was less than the 50th percentile. For one of our executive officers there was no comparable position provided by the independent compensation survey compiled by Radford Associates.

        A number of adjustments were made to the market data to reflect differences in management experience, organizational structure and corporate culture, geographic location, product development stage and market capitalization between us and the surveyed entities. Because of the adjustments we have made in order to identify a limited group of companies comparable in development stage to us, there is not a meaningful correlation between the companies we have taken into account for comparative compensation purposes and the companies included in the Nasdaq Pharmaceutical Index which appears later in this Proxy Statement for purposes of evaluating the price performance of our common stock.

        Annual Incentive Compensation.    Annual bonuses payable in cash were awarded based on achievement of corporate and individual performance objectives, and annual bonuses payable in the form of stock option grants were awarded based on achievement of corporate performance objectives. For the 2002 fiscal year, the corporate performance objectives were tied to the following summarized measures of success:

  •
  the attainment of certain earnings per share targets;

  •
  the attainment of Rituxan net sales levels by the Rituxan joint business arrangement with Genentech;

  •
  the achievement of certain commercial development objectives, including FDA marketing approval for Zevalin;

  •
  the attainment of Zevalin net sales levels;

  •
  the achievement of certain research and development objectives, including the achievement of clinical testing, patient accruals and their corresponding timely assessment for products under development;

  •
  the achievement of certain manufacturing capacity development objectives; and

  •
  the pursuit of outside licensing prospects related to oncology.

        Each objective was assigned a relative weight in determining the amount of the bonus attributable to corporate performance.

        Thirty percent of the individual cash bonuses were based upon achievement of a corporate performance objective and 70% of the individual cash bonuses were based upon attainment of each officer's individual performance objectives. The corporate performance objective and the individual performance objectives for the 2002 fiscal year were achieved at an overall rate of 89%. Accordingly, the bonuses payable to the executive officers on the basis of corporate and individual performance for the 2002 fiscal year were made in the form of cash and stock option grants. The number of common shares subject to each bonus option grant was determined pursuant to a formula under which a specific number of option shares was targeted for each executive officer at the start of the fiscal year, and the number of option shares actually awarded was based upon the percentage to which the corporate performance targets for the fiscal year were attained.

        The size of the target stock option grant for each executive officer is set at a level which we feel is appropriate to create a meaningful opportunity for stock ownership based upon the executive officer's current position with us, internal comparability with stock option grants made to our other executives, the executive officer's current level of performance and his or her potential for future responsibility and promotion over the option term. We also take into account comparable equity incentives provided to individuals in similar positions in the biopharmaceutical industry, as reflected in external surveys, and the number of unvested options held by the executive officer at the time of the new grant. We have established general guidelines by which we seek to target a fixed number of unvested option shares for each executive officer based upon his or her current position with us and his or her potential for growth, i.e., future responsibilities and possible promotions over the option term. However, we do not strictly adhere to these guidelines in making stock option grants, and the relative weight which we give to the various factors varies from individual to individual, as the circumstances warrant.

        Each of the granted options has an exercise price per share equal to the market price per share of our common stock on the grant date and will become exercisable in a series of 48 successive equal monthly installments over the executive officer's continued employment with us. Accordingly, the option will provide a return to the executive officer only if the executive officer remains employed by us during the applicable vesting period, and then only if the market price of the underlying shares appreciates over the option term.

CEO Compensation

        In setting Dr. Rastetter's base salary for the 2002 fiscal year, it was our intent to provide him with a level of stability and certainty each year and not to have this particular component of compensation affected to any significant degree by our performance factors. Accordingly, we primarily took Dr. Rastetter's personal performance into consideration in setting his base salary at $575,000. The remaining components of Dr. Rastetter's compensation package provide no dollar guarantees and are contingent upon the attainment of performance objectives.

        For the 2002 fiscal year, Dr. Rastetter was awarded a cash bonus of $383,812 and an additional bonus in the form of a stock option grant on January 21, 2003 for 178,000 shares of common stock at an exercise price of $35.37 per share based primarily upon our progress in meeting the performance objectives identified above for the year. The stock option grant was also in furtherance of our continuing policy to maintain Dr. Rastetter's option holdings at a level consistent with that for other chief executive officers of comparable mid-sized companies in the biopharmaceutical industry and to subject a portion of his overall compensation each year to the market performance of our common stock. Accordingly, the stock option grants will be of no value to Dr. Rastetter unless there is appreciation in the value of our common stock over the option term.

Compliance with Internal Revenue Code Section 162(m)

        Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly-held companies for compensation paid to certain executive officers, to the extent that compensation exceeds $1 million per officer in any year. The limitation applies only to compensation that is not considered to be performance-based, either because it is not tied to the attainment of performance milestones or because it is not paid pursuant to a stockholder-approved plan. The non-performance based compensation paid to our executive officers for the 2002 fiscal year did not exceed the $1 million limit per officer, and it is not expected the compensation to be paid to our executive officers for the 2003 fiscal year will exceed that limit.

        Because it is unlikely that the cash compensation payable to any of our executive officers in the foreseeable future will approach the $1 million limit, we have decided not to take any action at this time to limit or restructure the elements of cash compensation payable to our executive officers. We will reconsider this decision should the individual compensation of the other executive officers approach the $1 million level.

        The company's stock option plan is structured so that any compensation deemed paid in connection with the exercise of stock options granted under that plan or the sale of the shares purchased under those options will qualify as performance-based compensation which is not subject to the $1 million limitation on deductibility.

        The foregoing report has been submitted by the undersigned in our capacity as members of the compensation committee of the Board of Directors.

                      Franklin P. Johnson, Jr., Chair
                      William D. Young
                      Bruce R. Ross

Summary of Cash and Certain Other Compensation

        The following table sets forth the compensation earned by our Chief Executive Officer and our four next highest-paid executive officers for the 2002 fiscal year for services rendered in all capacities to us for the past three fiscal years. No executive officer resigned or terminated employment during the 2002 fiscal year who would have otherwise been includible in such table on the basis of salary and bonus earned for that fiscal year.

SUMMARY COMPENSATION TABLE

Long Term Compensation Awards
Annual Compensation
Number of Securities Underlying Options(2)
Name and Principal Position(s)	Year	Salary	Bonus(1)	Other Annual Compensation				All Other Compensation(3)
William H. Rastetter, Ph.D. Chairman and Chief Executive Officer	2002 2001 2000	$575,000 515,070 485,000	$383,812 239,121 227,223	$	— — —		141,000 191,100 340,200	$3,332 1,753 —
William R. Rohn President and Chief Operating Officer	2002 2001 2000	422,650 375,842 353,900	225,695 141,467 130,943		— — —		165,280 152,880 204,120	1,629 803 —
Nabil Hanna, Ph.D. Senior Vice President, Chief Scientific Officer	2002 2001 2000	367,500 328,710 309,520	122,010 114,301 99,665		— — —		78,960 114,660 204,120	924 655 —
Paul C. Grint, M.D. Senior Vice President, Chief Medical Officer	2002 2001 2000	300,000 259,166 —	111,600 85,130 —		— — —		78,960 150,000 —	— — —
John M. Dunn Senior Vice President, Legal and Compliance, General Counsel and Corporate Secretary	2002 2001 2000	299,038 — —	106,458 — —		50,000 — —	(4)	150,000 — —	313 — —

(1)
The amounts shown under the bonus column represent annual performance bonuses earned for the indicated fiscal years, but paid in the following year.

(2)
The number of securities underlying options awarded in the 2000 fiscal year have been restated to reflect a three-for-one stock split by way of stock dividend effected in January 2001.

(3)
The amounts shown under the "All Other Compensation" column represent above-market interest amounts earned under our Non-Qualified Deferred Compensation Plan. The amount of above-market interest earned under the deferred compensation plan was calculated as any interest exceeding 120% of the applicable federal long-term rate, with quarterly compounding.

(4)
Mr. Dunn became our Senior Vice President, Legal and Compliance, General Counsel and Corporate Secretary on January 2, 2002 and received a $50,000 bonus upon commencement of his employment.

Stock Options

        The following table provides information with respect to the stock option grants made during the 2002 fiscal year under our option plan to our Chief Executive Officer and our four next highest-paid executive officers. Except for the limited stock appreciation right described in footnote (1) below which formed part of the option grant made to each named executive officer, no stock appreciation rights were granted to these executive officers during the 2002 fiscal year.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

	Individual Grants
	Number of Securities Underlying Options Granted(1)		% of Total Options Granted to Employees in Fiscal Year			Potential Realizable Value at Assumed Annual Rate of Stock Price Appreciation for Option Term
Name				Exercise or Base Price(2) ($/share)	Expiration Date
						5%(3)	10%(3)
William H. Rastetter, Ph.D.	141,000	(4)	2.89%	$65.06	1/23/12	$5,769,140	$14,620,133
William R. Rohn	60,000 105,280	(5) (4)	1.23 2.15	68.15 65.06	1/2/12 1/23/12	2,571,550 4,307,624	6,516,813 10,916,366
Nabil Hanna, Ph.D.	78,960	(4)	1.62	65.06	1/23/12	3,230,718	8,187,274
Paul C. Grint, M.D.	78,960	(4)	1.62	65.06	1/23/12	3,230,718	8,187,274
John M. Dunn	150,000	(6)	3.07	68.15	1/2/12	6,428,875	16,292,032

(1)
Each option will immediately vest and become exercisable for all the option shares if we are acquired through a merger or asset sale, unless the option is assumed or replaced by the acquiring entity. The plan administrator also has the discretionary authority to provide for accelerated vesting of the option shares upon the termination of the optionee's employment following a change in control of us not approved by our Board, whether by tender offer for 25% or more of our outstanding voting stock or one or more proxy contests for the election of Board members. For further information concerning these vesting acceleration provisions, see the section entitled Management Contracts and Change in Control Agreements. Each option has a maximum term of ten years, subject to earlier termination in the event of the optionee's cessation of service with us.

  Each option includes a limited stock appreciation right which will result in the cancellation of that option, to the extent exercisable for vested shares, upon the successful completion of a tender for securities possessing more than 25% of the combined voting power of our outstanding voting securities not approved by the Board. In return for the cancelled option, the optionee will receive a cash distribution per cancelled option share equal to the excess of the highest price paid per share of our common stock in such tender offer over the exercise price payable per share under the cancelled option.

(2)
The exercise price for each granted option is equal to the fair market value of our common stock on the grant date. The exercise price may be paid in cash, in shares of our common stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares. An optionee may be permitted, subject to the approval of the plan administrator, to apply a portion of the shares purchased under the option (or to deliver existing shares of common stock) in satisfaction of the withholding taxes.

(3)
There is no assurance provided to any executive officer or any other holder of our securities that the actual stock price appreciation over the ten-year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the common stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.

(4)
Each of these options will become exercisable in 48 successive equal monthly installments measured from the January 1, 2002 vesting commencement date. The grant date for these options was January 23, 2002.

(5)
This option will become exercisable in 48 successive equal monthly installments measured from the January 2, 2002 vesting commencement date. The grant date for this option was January 2, 2002.

(6)
This option will become exercisable for 25% of the option shares upon Mr. Dunn's completion of one year of service measured from the January 2, 2002 vesting commencement date. The balance of the option shares will become exercisable in 36 successive equal monthly installments upon Mr. Dunn's completion of each additional month of service thereafter. The grant date for this option was January 2, 2002, the date Mr. Dunn commenced employment with us.

Option Exercises and Holdings

        The table below sets forth information concerning the exercise of options during the 2002 fiscal year and unexercised options held as of the end of such year by our Chief Executive Officer and our four next highest-paid executive officers for such fiscal year. No stock appreciation rights were exercised during such fiscal year, and except for the limited stock appreciation right described in footnote (1) to the Option Grants In Last Fiscal Year Table which forms part of each outstanding stock option, no stock appreciation rights were outstanding at the end of that fiscal year.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

			Number of Securities Underlying Unexercised Options at December 31, 2002		Value of Unexercised In-the-Money Options at December 31, 2002(2)
	Number of Shares Acquired On Exercise
Name		Aggregate Value Realized(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
William H. Rastetter, Ph.D.	210,000	$10,782,618	2,306,503	308,233	$56,077,962	$200,428
William R. Rohn	227,627	10,857,149	1,073,213	267,037	21,692,165	120,257
Nabil Hanna, Ph.D.	100,000	3,719,190	1,245,560	180,592	29,716,979	120,257
Paul C. Grint, M.D.	—	—	89,970	138,990	—	—
John M. Dunn	—	—	—	150,000	—	—

(1)
Based on the closing price of the purchased shares on the option exercise date less the exercise price paid for such shares.

(2)
Based on fair market value of the common stock at December 31, 2002, which was $33.17 per share less the option exercise price payable per share.

Executive Officer Loans

        In May 2002, we made a relocation loan in the amount of $75,000 to Michael E. Wiebe, Ph.D., Vice President, Quality. The loan has an interest rate of 4.99% per annum and is secured by real estate. Provided Mr. Wiebe does not voluntarily leave our employ, the principal amount of the loan is to be forgiven in annual increments of $18,750 on May 30, 2003, 2004, 2005 and 2006. The highest amount outstanding under this loan during the 2002 fiscal year was $75,000, and the outstanding balance as of February 28, 2003 was $75,000.

        In April 2000, we made a relocation loan in the amount of $105,000 to Wolfgang Berthold, Ph.D., Senior Vice President, Biopharmaceutical Sciences. The loan has an interest rate of 6.71% per annum and is secured by real estate. Provided Dr. Berthold does not voluntarily leave our employ, the principal amount of the loan is to be forgiven in annual increments of $21,000 on April 24, 2001, 2002, 2003, 2004 and 2005. The highest amount outstanding under this loan during the 2002 fiscal year was $84,000, and the outstanding balance as of February 28, 2003 was $63,000.

Management Contracts and Change in Control Agreements

        We have entered into agreements with each of Dr. Rastetter, Mr. Rohn, Dr. Berthold, Mr. Dunn, Dr. Grint, Dr. Hanna, Connie L. Matsui, Senior Vice President, Planning and Resource Development, Dr. Wiebe, and Mark C. Wiggins, Vice President, Marketing and Business Development, that provide for accelerated vesting of the shares of common stock subject to the outstanding options held by each individual under our option plan in the event his or her employment is involuntarily terminated following a corporate transaction or change in control which does not otherwise trigger the accelerated vesting of those option shares.

        For purposes of these agreements, the following definitional provisions will be in effect:

  •
  Corporate transaction: an acquisition of us by merger or consolidation or by sale of all or substantially all of our assets.

  •
  Change in control: an acquisition by any person or related group of persons (other than us or our affiliates) of twenty-five percent or more of the outstanding voting stock pursuant to a tender or exchange offer made directly to our stockholders which the Board does not recommend such stockholders to accept or a change in the individuals comprising the majority of the Board effected within a period specified in such agreement through one or more proxy-contested elections for Board membership.

        An involuntary termination of employment will be deemed to occur under these change in control agreements should the officer's employment with us terminate by reason of:

  •
  the individual's dismissal or discharge for reasons other than willful misconduct, fraud or other conduct likely to result in material, economic loss to us; or

  •
  the individual's resignation following (A) a change in such individual's position with us which materially reduces his level of responsibility, (B) a reduction in his level of compensation or (C) a significant relocation of such individual's primary place of employment.

Compensation Committee Interlocks and Insider Participation

        During the fiscal year ended December 31, 2002, Franklin P. Johnson, Jr., William D. Young and Bruce R. Ross served as members of the compensation committee of the Board of Directors. No member of the committee was at any time during the 2002 fiscal year an officer or employee of us or our subsidiaries. No member of the committee has previously been one of our officers or employees.

        None of our executive officers serves as a member of the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of our Board of Directors or compensation committee.

Comparative Stock Performance Graph

        The graph depicted below shows our cumulative total stockholder return as an index assuming $100 invested in our common stock, along with the performance of the Center for Research in Security Prices, or CRSP, Nasdaq Stock Market Index and the Nasdaq Pharmaceutical Index for the five years ended December 31, 2002. The returns were calculated assuming the investment in our common stock, The Nasdaq Stock Market Index (U.S. Companies) and the Nasdaq Pharmaceutical Index on December 31, 1997, and that dividends were reinvested.

        It should be noted that this graph represents historical stock price performance and is not necessarily indicative of any future stock price performance.

STOCK PERFORMANCE GRAPH

        Notwithstanding anything to the contrary set forth in our previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings made by us under those statutes, including the filing of this Proxy Statement, the audit and finance committee report, the compensation committee report on executive compensation and the stock performance graph contained in this Proxy Statement are not to be incorporated by reference into those previous filings, nor is such report or graph to be incorporated into any future filings we make under those statutes.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Pursuant to the Delaware General Corporation Law, we have adopted provisions in our Certificate of Incorporation which eliminate the personal liability of our directors to us and our stockholders for monetary damages for breach of the directors' fiduciary duties and which authorizes us to indemnify our directors, officers and other agents, by bylaw, agreement or otherwise, to the fullest extent permitted by law. Our Bylaws require us to indemnify our directors and allow the Board in its discretion to indemnify officers, employees and other agents to the fullest extent permitted by law, including those circumstances in which indemnification would otherwise be discretionary; provided, however, that the corporation shall indemnify any such agent in connection with a proceeding initiated by such agent only if such proceeding was authorized by our Board. Additionally, we will advance to the director, prior to any final disposition of any threatened or pending action, suit or proceeding, whether civil, criminal, administrative or investigative, any and all reasonable expenses, including legal fees and expenses, incurred in investigating or defending any such action, suit or proceeding within ten days of our receiving copies of invoices presented to the director for the expenses, provided that the director has supplied us with an undertaking to repay any such advance in the event it is determined that indemnification is not appropriate under the circumstances.

        Our Certificate of Incorporation and Bylaws expressly authorize the use of indemnification agreements and, with the approval of our stockholders, we have entered into separate indemnification agreements with our directors and executive officers. Our Board has authorized similar indemnification agreements for our officers and we have entered into separate indemnification agreements with certain of our officers. These agreements may require us, among other things, to indemnify directors and officers against liabilities that may arise by reason of their status or service as directors and officers. We believe that these provisions in our Certificate of Incorporation and our Bylaws and contractual indemnification are necessary to attract and retain qualified persons as directors and officers.

        At present, there is no pending litigation or proceeding involving any of our directors, officers, employees or agents where indemnification will be required or permitted. We are not aware of any threatened litigation or proceeding which may result in a claim for indemnification.

        In March 1995, we entered into a collaboration agreement with Genentech for the clinical development and commercialization of our anti-CD20 monoclonal antibody, Rituxan, for the treatment of certain non-Hodgkin's B-cell lymphomas. Concurrent with the collaborative agreement, we entered into an expression technology license agreement with Genentech for a proprietary gene expression technology we developed and a preferred stock purchase agreement providing for certain equity investments in us by Genentech. Under the terms of these agreements, we are copromoting Rituxan with Genentech in the United States and we receive a share of copromotion profits. Under the terms of separate agreements with Genentech, commercialization of Rituxan outside the United States is the responsibility of F. Hoffmann-La Roche, Inc. except in Japan, where Roche copromotes Rituxan in collaboration with Zenyaku. We receive royalties on sales of Rituxan outside the United States. During 2002, we recognized $385.8 million from our joint business arrangement with Genentech for the commercialization of Rituxan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and our other equity securities. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) reports they file.

        Based solely upon review of the copies of such reports furnished to us and written representations that no other reports were required, we believe that during the fiscal year ended December 31, 2002, our officers, directors and holders of more than 10% of our common stock complied with all Section 16(a) filing requirements.

PROPOSAL NO. 2

AMENDMENT TO THE 1988 STOCK OPTION PLAN
OF IDEC PHARMACEUTICALS CORPORATION

        Our 1988 Stock Option Plan, or option plan, was originally adopted by our Board of Directors on July 19, 1988, approved by the stockholders on March 29, 1989 and has subsequently been amended on several occasions. In order to:

  •
  continue to provide equity incentives to employees, including officers, and especially to retain key employees who have become substantially vested in previous stock option grants;

  •
  create an additional stock option pool for use in recruiting personnel in connection with the expansion of our operations; and

  •
  ensure that our stock option grants to employees are competitive with practices in comparable companies in the biopharmaceutical industry,

the Board of Directors adopted amendments to our option plan on February 19, 2003, which increased the number of shares of our common stock authorized for issuance under the option plan by an additional 5,700,000 shares, to a total of 64,280,000 shares, subject to stockholder approval at the Annual Meeting.

        Our option plan provides for the grant of options which qualify for favorable tax treatment as incentive stock options under Section 422 of the Internal Revenue Code and non-qualified stock options which are not entitled to such treatment.

        The following is a summary of the principal features of the option plan, as amended. The summary is not a complete description of all the provisions of the option plan. Any stockholder who wishes to obtain a copy of the actual option plan document may do so by written request to our Secretary at our executive offices in San Diego, California.

Administration

        The option plan is administered by the compensation committee of our Board of Directors. The committee is comprised of two or more non-employee Board members appointed by the Board. The compensation committee, which will be referred to in this summary as the plan administrator, has full authority, subject to the provisions of the option plan, to determine the eligible individuals who are to receive option grants and/or stock appreciation rights under the option plan, the type of option (incentive stock option or non-qualified stock option) or stock appreciation right (tandem or limited) to be granted, the number of shares to be covered by each granted option or right, the date or dates on which the option or right is to become exercisable, and the maximum term for which the option or right is to remain outstanding.

Eligibility and Participation

        The option plan authorizes the grant of stock options and stock appreciation rights to our key employees, including officers, and those of our subsidiaries (whether now existing or subsequently established). Non-employee Board members and independent consultants are no longer eligible to receive option grants or stock appreciation rights under the option plan.

        As of February 28, 2003, approximately 991 employees, including ten executive officers, were eligible to participate in the option plan.

Issuable Shares

        Assuming the stockholders approve the share increase, the maximum number of shares of common stock issuable over the term of the option plan may not exceed 64,280,000 shares, subject to adjustment from time to time in the event of certain changes to our capital structure. The issuable shares may be made available either from the authorized but unissued shares of common stock or from shares of common stock repurchased by us, including shares purchased on the open market.

        In no event may any one individual participating in the option plan be granted stock options or separately-exercisable stock appreciation rights for more than 7,500,000 shares of common stock in the aggregate over the term of the option plan, subject to adjustment from time to time in the event of certain changes to our capital structure. For purposes of such limitation, any options or stock appreciation rights granted prior to January 1, 1994 will not be taken into account. Stockholder approval of this proposal will also constitute the re-approval of such share limitation for purposes of Internal Revenue code section 162(m). This limitation, together with the requirement that all stock options under the option plan have an exercise price per share equal to the fair market value per share of our common stock on the grant date, will assure that any deductions to which we would otherwise be entitled upon the exercise of stock options granted under the plan or the subsequent sale of the shares purchased under those options will not be subject to the $1 million limitation on the income tax deductibility of compensation paid per executive officer imposed under Section 162(m) of the Internal Revenue Code.

        Should an option expire or terminate for any reason prior to exercise in full the shares subject to the portion of the option not so exercised will be available for subsequent option grants under the option plan. Unvested shares issued under the option plan and subsequently repurchased by us at the option exercise price paid per share will be added back to the share reserve and will be available for subsequent issuance under the plan. Shares subject to any option surrendered or cancelled in accordance with the stock appreciation right provisions of the option plan will not be available for subsequent grants.

        As of February 28, 2003, approximately 30,119,464 shares of common stock have been issued under the option plan, 20,947,336 shares of common stock were subject to outstanding options, and 13,213,200 shares of common stock were available for future option grants, inclusive of the 5,700,000 share increase for which stockholder approval is sought under this proposal. The number of shares available for future option grants will be increased by the number of shares subject to currently outstanding options which terminate or expire prior to exercise and will also be adjusted in the event of certain changes to our capital structure.

Price and Exercisability

        The exercise price of options granted under the option plan will not be less than 100% of the fair market value of the common stock on the grant date. The maximum period during which any option may remain outstanding under the option plan may not exceed ten years.

        Options granted under the option plan may be immediately exercisable for the full number of shares purchasable thereunder or may become exercisable in cumulative increments over a period of months or years as determined by the plan administrator.

        The exercise price is payable in cash or with shares of our common stock. The exercise price may also be paid through a same-day sale program, pursuant to which a designated brokerage firm is to effect the immediate sale of the shares purchased under the option and pay over to us, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price for the purchased shares plus all applicable withholding taxes.

        The plan administrator may also assist one or more optionees, excluding executive officers and directors, in the exercise of their outstanding options by authorizing a loan from us or permitting the optionee to pay the exercise price in installments over a period of years. The terms and conditions of any such loan or installment payment will be established by the plan administrator in its sole discretion, but in no event may the maximum credit extended to the optionee exceed the aggregate exercise price payable for the purchased shares plus any federal or state income or employment withholding taxes to which the optionee may become subject in connection with the purchase.

Valuation

        For purposes of establishing the option exercise price and for all other valuation purposes under the option plan, the fair market value per share of common stock on any relevant date will be deemed equal to the closing selling price per share on such date, as quoted on The Nasdaq Stock Market. If there is no reported selling price for such date, then the closing selling price for the last previous date for which such quotation exists will be determinative of fair market value. The closing selling price of our common stock on February 28, 2003 was $28.75 per share.

Termination of Service

        Should the optionee cease to remain in our service while holding one or more options under the option plan, then the optionee will not have more than a thirty-six month period, or such shorter period as the plan administrator may specify at the time of grant, following the cessation of service in which to exercise such options, unless the plan administrator determines that the exercise period should subsequently be extended for one or more additional months or years. Under no circumstances, however, may any option be exercised after the specified expiration date of the option term. Each such option will, during such limited period, normally be exercisable only for the number of shares for which the option is exercisable on the date of the optionee's cessation of service. However, the plan administrator will have complete discretion to accelerate in whole or in part the vesting of any outstanding options held by the optionee at the time of his or her cessation of service and may exercise such discretion at any time while the option remains outstanding.

        Should the optionee die while holding one or more outstanding options, then the personal representative of the optionee's estate or the person or persons to whom each such option is transferred pursuant to the optionee's will or in accordance with the laws of inheritance will have the right to exercise such option for any or all of the shares for which the option is exercisable on the date of the optionee's cessation of service, less any option shares subsequently purchased by the optionee prior to death. Such right will lapse, and the option will terminate, upon the earlier of the third anniversary of the date of the optionee's death or the specified expiration date of the option term.

        For purposes of the option plan, the optionee will be deemed to be in our service for so long as such individual renders periodic services to us or our subsidiaries, whether as an employee, non-employee Board member or independent consultant.

Repurchase Rights

        Any unvested shares of common stock issued under the option plan will be subject to repurchase by us, at the original exercise price paid per share, upon the optionee's cessation of service prior to vesting in such shares. The plan administrator will have complete discretion in establishing the vesting schedule for any such unvested shares and will have full authority to cancel our outstanding repurchase rights with respect to one or more unvested shares held by the optionee and may exercise this discretion at any time, whether before or after the optionee's service actually ceases.

Acceleration of Options

        Corporate Transaction.    In the event of any one of the following transactions, which are referred to as a corporate transaction:

  (a)
  a merger or consolidation in which we are not the surviving entity,

  (b)
  the sale, transfer or other disposition of substantially all of our assets in liquidation or our dissolution, or

  (c)
  any reverse merger in which we are the surviving entity but in which 50% or more of our outstanding voting securities are transferred to persons other than those who held such securities immediately prior to the merger, each outstanding option will automatically become exercisable, immediately prior to the effective date of the corporate transaction, for all of the shares of common stock at the time subject to such option and may be exercised for any or all of such shares as fully-vested shares. However, the exercisability of an outstanding option will not so accelerate if and to the extent that such option is either to be assumed by the successor corporation (or parent thereof) or is otherwise to be replaced by a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof) or the acceleration of such option is subject to other limitations imposed by the plan administrator at the time of grant.

        Our outstanding repurchase rights under the option plan will also terminate, and the shares subject to such repurchase rights will become fully vested, upon the corporate transaction, except to the extent one or more of such repurchase rights are to be assigned to the successor corporation (or its parent company) or such accelerated vesting is precluded by other limitations imposed by the plan administrator at the time the repurchase rights are issued.

        Immediately following the consummation of the corporate transaction, all outstanding options will, to the extent not previously exercised by the optionees or assumed by the successor corporation (or its parent company), terminate and cease to be exercisable.

        Change in Control.    The plan administrator has full power and authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the acceleration of one or more outstanding options under the option plan so that each such option will, immediately prior to a change in control, become exercisable for all of the shares of the common stock at the time subject to such option and may be exercised for any or all of such shares as fully-vested shares. The plan administrator will have complete discretion in establishing the specific terms and conditions upon which one or more outstanding options are to accelerate in connection with the change in control or upon which any of our outstanding repurchase rights under the option plan are to terminate. Alternatively, the plan administrator may condition such accelerated option vesting and termination of the repurchase rights upon the optionee's cessation of service under prescribed circumstances following the change in control.

        A change in control will be deemed to occur:

  •
  should a person or related group of persons (other than us or our affiliates) acquire ownership of 25% or more of our outstanding voting stock pursuant to a tender or exchange offer made directly to our stockholders which the Board does not recommend such stockholders to accept; or

  •
  on the first date within any period of 24 consecutive months or less on which there is effected a change in the composition of the Board such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to consist of individuals who either (i) have been members of the Board continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in the clause (i) above who were still in office at the time such election or nomination was approved by the Board.

        Upon a change in control, each outstanding option will remain exercisable until the expiration or sooner termination of the option term specified in the instrument evidencing such grant.

        Special Acceleration Agreements.    We have entered into agreements with certain of our officers to provide for the automatic acceleration of their outstanding options in the event their services are terminated in connection with a corporate transaction or change in control. The purpose of these agreements is to assure such individuals that either their services will continue to be required after the corporate transaction or change in control or that they will in fact receive the appreciated value of their outstanding options despite such corporate transaction or change in control. As of February 28, 2003, the number of option shares subject to these acceleration agreements was as follows for our Chairman and Chief Executive Officer and our four most highly compensated executive officers: William H. Rastetter, Ph.D., 2,792,736 shares; William R. Rohn, 1,463,750 shares; Nabil Hanna, Ph.D., 1,500,912 shares; Paul C. Grint, M.D., 303,720 shares; and John M. Dunn, 224,760 shares, respectively.

        The acceleration of options in the event of a corporate transaction or change in control may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of us.

Stock Appreciation Rights

        At the discretion of the plan administrator, options may be granted with stock appreciation rights. Two types of stock appreciation rights are authorized for issuance under the option plan: tandem rights which require the option holder to elect between the exercise of the underlying option for shares of common stock and the surrender of such option for an appreciation distribution and limited rights which are automatically exercised upon the occurrence of a hostile take-over.

        The appreciation distribution payable by us upon the exercise of a tandem stock appreciation right will be equal in amount to the excess of the fair market value (on the exercise date) of the shares of common stock in which the optionee is at the time vested under the surrendered option over the aggregate exercise price payable for such shares. Such appreciation distribution may, at the discretion of the plan administrator, be made in shares of common stock valued at fair market value on the exercise date, in cash or in a combination of cash and common stock.

        One or more of our officers subject to the short-swing profit restrictions of the federal securities laws may, in the discretion of the plan administrator, be granted limited stock appreciation rights as part of any stock option grants made to such officers. Any option with such a limited stock appreciation right will automatically be cancelled upon the occurrence of a hostile take-over, to the extent the option is at such time exercisable for vested shares (including any shares which vest in connection with such hostile take-over). In return, the optionee will be entitled to a cash distribution from us in an amount equal to the excess of the take-over price of the shares of common stock at the time subject to the cancelled option (or cancelled portion) over the aggregate exercise price payable for such shares. The balance of the option, if any, will continue to remain outstanding and exercisable in accordance with the agreement evidencing such grant.

        For purposes of such limited stock appreciation right, the following definitions are in effect under the option plan:

  •
  Hostile take-over: the acquisition by any person or related group of persons (other than us or our affiliates) of securities possessing more than 25% of the combined voting power of our outstanding securities pursuant to a tender or exchange offer made directly to our stockholders which the Board does not recommend such stockholders to accept.

  •
  Take-over price: the greater of the fair market value of the vested shares subject to the cancelled option, measured on the option cancellation date in accordance with the valuation provisions of the option plan described above, or the highest reported price per share paid by the tender offeror in effecting the hostile take-over.

Stockholder Rights and Option Assignability

        No optionee is to have any stockholder rights with respect to the option shares until such optionee has exercised the option and paid the option price for the purchased shares. Options are not assignable or transferable other than by will or by the laws of inheritance and, during the optionee's lifetime, the option may be exercised only by such optionee. However, the plan administrator may allow non-qualified options to be transferred or assigned during the optionee's lifetime to one or more members of the optionee's immediate family or to a trust established exclusively for one or more such family members, to the extent such transfer or assignment is in furtherance of the optionee's estate plan.

Changes in Capitalization

        In the event any change is made to the common stock issuable under the option plan by reason of any stock split, stock dividend, combination of shares, exchange of shares or other change affecting the outstanding common stock as a class without our receipt of consideration, appropriate adjustments will be made to the aggregate class and/or number of securities issuable under the option plan, the maximum number and/or class of securities for which any one individual may be granted stock options and separately exercisable stock appreciation rights under the option plan and the class and/or number of securities and exercise price per share in effect under each outstanding option in order to prevent dilution or enlargement of benefits thereunder.

        Each outstanding option which is assumed or is otherwise to continue in effect after a corporate transaction will be appropriately adjusted to apply and pertain to the number and class of securities which would have been issued, in connection with such corporate transaction, to the holder of such option had the option been exercised immediately prior to such corporate transaction. Appropriate adjustments will also be made to the exercise price payable per share and to the number and class of securities subsequently available for issuance under the option plan on both an aggregate and per participant basis.

        The grant of stock options or stock appreciation rights under the option plan will not affect our right to adjust, reclassify, reorganize or otherwise change our capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of our business or assets.

Cancellation and Regrant of Options

        The plan administrator does not have the authority to effect the cancellation of any or all options outstanding under the option plan and to grant in substitution new options covering the same or different numbers of shares of common stock.

Excess Grants

        The option plan permits the grant of options to purchase shares of common stock in excess of the number of shares then available for issuance under the option plan. Any options so granted cannot be exercised prior to stockholder approval of an amendment sufficiently increasing the number of shares available for issuance under the option plan.

Amendment of the Stock Option Plan

        The Board may amend or modify the option plan in any or all respects whatsoever. No such amendment may adversely affect the rights of existing optionees without their consent. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

        The Board may terminate the option plan at any time, and the option plan will in all events terminate on December 31, 2005. Each stock option or stock appreciation right outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such grant.

Stock Awards

        The table below shows, as to each of our executive officers named in the Summary Compensation Table and the various indicated individuals and groups, the following information with respect to stock option transactions effected during the period from January 1, 2002 to February 28, 2003 under the option plan.

Name	Options Granted (Number of Shares)	Weighted Average Exercise Price of Options Granted
William H. Rastetter, Ph.D.	319,000	$48.49
William R. Rohn	298,780	52.42
Nabil Hanna, Ph.D.	153,720	50.62
Paul C. Grint, M.D.	153,720	50.62
John M. Dunn	224,760	57.25
All current executive officers as a group (10 persons)	1,785,508	50.92
All current non-executive directors and director nominees as a group (8 persons)	—	—
All individuals, excluding current executive officers (approximately 1,016 persons)	4,518,160	47.25

Accounting Treatment

        Because all option grants under the option plan have exercise prices equal to the fair market value of the option shares on the grant date, those grants do not result in any direct charge to our reported earnings. However, the fair value of those options is required to be disclosed in the notes to our financial statements, and we must also disclose, in footnotes to our financial statements, the pro-forma impact those options would have upon our reported earnings were the fair value of those options at the time of grant treated as compensation expense. In addition, the number of outstanding options is a factor in determining our earnings per share on a fully-diluted basis.

        Should one or more optionees be granted tandem stock appreciation rights under the option plan, then such rights would result in a compensation expense to be charged against our reported earnings. Accordingly, at the end of each fiscal quarter, the amount (if any) by which the fair market value of the shares of common stock subject to such outstanding stock appreciation rights has increased from prior quarter-end will be accrued as compensation expense, to the extent such fair market value is in excess of the aggregate exercise price in effect for such rights.

Federal Income Tax Consequences

        Options granted under the option plan may be either incentive options, which satisfy the requirements of Section 422 of the Internal Revenue Code, or non-qualified stock options, which are not intended to meet those requirements. The federal income tax treatment for the two types of options differs as follows:

        Incentive Options.    No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is recognized for regular income tax purposes at the time the option is exercised, although taxable income may arise at the time of exercise for alternative minimum tax purposes. The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition.

        For Federal income tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two (2) years after the date the option for the shares involved in such sale or disposition is granted and more than one (1) year after the date the option is exercised for those shares. If the sale or disposition occurs before these two periods are satisfied, then a disqualifying disposition will result.

        Upon a qualifying disposition of the shares, the optionee will recognize a long-term capital gain in an amount equal to the excess of the amount realized upon the sale or other disposition of the purchased shares over the exercise price paid for such shares. If there is a disqualifying disposition of the shares, then the excess of the fair market value of those shares on the date the option was exercised over the exercise price paid for the shares will be taxable as ordinary income. Any additional gain recognized upon the disposition will be a capital gain.

        If the exercise price of an incentive option is paid by delivery of previously owned shares of our common stock, that payment generally is not treated as a taxable disposition of the previously owned shares. However, if the previously owned shares were obtained upon exercise of an incentive option and the holding period requirement for those shares is not met at the time they are used to pay the exercise price, the payment will be treated as a disqualifying disposition of the previously acquired shares, with the tax consequences described above.

        If the optionee makes a disqualifying disposition of shares purchased upon exercise of an incentive option, then we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of the fair market value of such shares on the date the option was exercised over the exercise price paid for the shares. In no other instance will we be allowed a business expense deduction with respect to the optionee's disposition of the purchased shares. We anticipate that any compensation deemed paid by us upon one or more disqualifying dispositions of incentive stock option shares will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to our executive officers.

        Non-Qualified Options.    No taxable income is recognized by an optionee upon the grant of a non-qualified option.

        The optionee will in general recognize ordinary income in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

        Special provisions of the Internal Revenue Code apply to the acquisition of common stock under a non-qualified option, if the purchased shares are subject to repurchase by us. These special provisions may be summarized as follows:

  •
  If the shares acquired upon exercise of the non-qualified option are subject to repurchase by us, at the original exercise price paid per share in the event of the optionee's termination of service prior to vesting in such shares, the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when our repurchase right lapses, an amount equal to the excess of the fair market value of the shares on the date our repurchase right lapses with respect to such shares over the exercise price paid for the shares.

  •
  The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the non-qualified option an amount equal to the excess of the fair market value of the purchased shares on the exercise date (determined as if the shares were not subject to our repurchase right) over the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when our repurchase right lapses.

        If the exercise price of a non-qualified option is paid by delivery of previously owned shares of our common stock, that payment generally is not treated as a taxable disposition of the previously owned shares. However, if the previously owned shares were obtained upon exercise of an incentive option and the holding period requirement for those shares is not met at the time they are used to pay the exercise price, the payment will be treated as a disqualifying disposition of the previously acquired shares, with the tax consequences described above under "Incentive Options."

        We will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-qualified option. The deduction will in general be allowed for our taxable year in which such ordinary income is recognized by the optionee. We anticipate that the compensation deemed paid by us upon the exercise of non-statutory options granted under the option plan will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to our executive officers.

        Stock Appreciation Rights.    An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. We will be entitled to a business expense deduction equal to the appreciation distribution for our taxable year in which the ordinary income is recognized by the optionee.

New Plan Benefits

        As of February 28, 2003, no stock options have been granted on the basis of the 5,700,000 share increase subject to stockholder approval at the Annual Meeting.

Stockholder Approval

        The affirmative vote of a majority of the shares of our outstanding voting stock present or represented by proxy and entitled to vote at the Annual Meeting is required for approval to amend the option plan to increase the number of shares issuable under the option plan by an additional 5,700,000 shares. Should stockholder approval not be obtained, then any stock options granted on the basis of the 5,700,000 share increase will terminate without becoming exercisable for any of the shares of common stock subject to those options, and no further options will be granted on the basis of the share increase. However, the option plan will continue to remain in effect and stock option grants may continue to be made pursuant to the provisions of the option plan until the earlier of the available reserve of common stock as last approved by the stockholders has been issued or December 31, 2005.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE
APPROVAL OF THE AMENDMENT TO THE 1988 STOCK OPTION PLAN.

PROPOSAL NO. 3

AMENDMENT TO THE 1993 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN
OF IDEC PHARMACEUTICALS CORPORATION

        The 1993 Non-Employee Directors Stock Option Plan was originally adopted by the Board of Directors on September 14, 1993, was approved by the stockholders on May 19, 1994 and has subsequently been amended. The directors plan is designed to serve as an equity incentive program to attract and retain the services of highly qualified individuals with substantial experience in the biopharmaceutical industry. In order to:

  •
  continue to provide equity incentives to non-employee Board members who provide valuable services to us, especially to retain those non-employee Board members who have become substantially vested in previous stock option grants; and

  •
  ensure that our stock option grants to non-employee Board members are competitive with practices in comparable companies in the biopharmaceutical industry,

the Board of Directors amended the directors plan on February 19, 2003, to increase the number of shares of our common stock underlying the annual automatic grant of non-statutory stock options from 10,000 shares to 12,500 shares, subject to stockholder approval at the Annual Meeting.

        The following is a summary of the principal features of the directors plan, as amended. The summary, however, does not purport to be a complete description of all the provisions of the directors plan. Any stockholder who wishes to obtain a copy of the actual plan document may do so by written request to the Corporate Secretary at our executive offices. The total number of shares of common stock issuable over the term of the directors plan may not exceed 3,120,000 shares.

Administration

        The terms and conditions of each automatic option grant (including the timing and pricing of the option grant) will be determined by the express terms and conditions of the directors plan, and neither the Board of Directors nor the Compensation Committee of the Board of Directors will exercise any discretionary functions with respect to such option grants.

Eligibility and Participation

        The individuals eligible to receive such automatic option grants will be limited to (i) those individuals who are first elected or appointed as non-employee Board members after September 24, 1993, whether through appointment by the Board of Directors or election by our stockholders, and (ii) those individuals who continue to serve as non-employee Board members after September 24, 1993, whether or not they commenced Board service prior to September 24, 1993. In no event, however, will any non-employee Board member be eligible to participate in the directors plan if such individual has previously been in our employ (or any parent or subsidiary corporation) at any time after December 31, 1989.

Issuable Shares

        The maximum number of shares of common stock issuable over the term of the directors plan may not exceed 3,120,000 shares, subject to adjustment from time to time to reflect certain changes in our capital structure.

        Should one or more outstanding options under this directors plan expire or terminate for any reason prior to exercise in full, then the shares subject to the portion of each option not so exercised will be available for subsequent option grants under the directors plan. Unvested shares issued under the directors plan and subsequently repurchased by us at the option exercise price paid per share will be added back to the share reserve and will accordingly be available for subsequent issuance under the directors plan. Shares subject to any option or portion thereof surrendered in accordance with the cash out provisions of the directors plan described below will reduce on a share-for-share basis the number of shares available for subsequent option grants under the directors plan.

        Should any change be made to the common stock issuable under the directors plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding common stock as a class without our receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Directors plan, (ii) the number and/or class of securities for which automatic option grants are to be subsequently made to each newly-elected or continuing non-employee Board member, and (iii) the number and/or class of securities and price per share in effect under each option outstanding under the directors plan. Such adjustments are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options.

        As of February 28, 2003, 1,044,150 shares of common stock have been issued under the directors plan, 1,195,850 shares of common stock were subject to outstanding options and 880,000 shares of common stock were available for future option grants. The number of shares available for future option grants will be increased by the number of shares subject to currently-outstanding options which terminate or expire prior to exercise and will also be adjusted in the event of certain changes to our capital structure.

Automatic Option Grants

        Each individual who is first elected or appointed as a non-employee Board member, whether through appointment by the Board of Directors or election by our stockholders, will automatically be granted, on the date of such initial election or appointment, a non-statutory stock option to purchase 35,000 shares of common stock.

        On the first Nasdaq Stock Market trading day in January of each calendar year, beginning with calendar year 2004 (assuming stockholder approval of this proposal), each individual who is at the time serving as an eligible non-employee Board member will automatically be granted on such date a non-statutory option to purchase 12,500 shares of common stock, provided such individual has served as a Board member for a period of at least six months. Should stockholders not approve this proposal then the annual grant to each continuing non-employee Board member in January of each year will remain at 10,000 shares.

        There is no limit on the number of 12,500 share option grants any one non-employee Board member may receive over his or her period of Board service.

        Stockholder approval of this Proposal will also constitute pre-approval of each option grant subsequently made under the Directors plan and the exercise of that option in accordance with the terms of such plan.

Option Grants

        The table below shows, as to each of the non-employee Board member and Board member nominees, the following information with respect to stock option transactions effected during the period from the January 1, 2002 to February 28, 2003: (i) the number of shares of common stock subject to the automatic option grants made during such period under the directors plan and (ii) the weighted average option price payable per share.

Name	Options Granted (Number of Shares)	Weighted Average Exercise Price of Options Granted
Herbert W. Boyer, Ph.D.	10,000	$34.34
Alan B. Glassberg, M.D.	20,000	51.25
Kazuhiro Hashimoto	20,000	51.25
Franklin P. Johnson, Jr.	20,000	51.25
Robert W. Pangia	20,000	51.25
Bruce R. Ross	20,000	51.25
The Honorable Lynn Schenk	20,000	51.25
William D. Young	20,000	51.25
All current non-employee directors as a group (8 persons)	150,000	50.12

Price and Exercisability

        The exercise price per share of common stock subject to each automatic option grant will be equal to 100% of the fair market value per share of common stock on the automatic grant date. Such fair market value will be deemed equal to the last reported selling price per share of our common stock on the date in question, as reported on The Nasdaq Stock Market. On February 28, 2003, the fair market value per share was $28.75. The maximum period during which any option may remain outstanding under the directors plan may not exceed ten years measured from the automatic grant date.

        The exercise price is payable in cash or with shares of our common stock. The exercise price may also be paid through a same-day sale program, pursuant to which a designated brokerage firm is to effect the immediate sale of the shares purchased under the option and pay over to us, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price for the purchased shares plus all applicable withholding taxes.

        Each automatic grant will be immediately exercisable for any or all of the option shares. However, any shares purchased under the option will be subject to repurchase by us, at the exercise price paid per share, upon the optionee's cessation of Board service prior to vesting in those shares. Each initial 35,000 share option will vest, and our repurchase right will lapse, in a series of four successive equal annual installments over the optionee's period of continued service as a Board member, with the first such installment to vest upon the optionee's completion of one year of Board service measured from the grant date. Each additional 12,500-share automatic grant will vest, and our repurchase with respect thereto will lapse, upon optionee's completion of one year of Board service measured from the automatic grant date.

Non-Transferability

        During the lifetime of the optionee, each automatic option grant, together with the limited stock appreciation right pertaining to such option, will be exercisable only by the optionee and will not be assignable or transferable other than (i) a transfer of the option effected by will or by the laws of inheritance following the optionee's death or (ii) a transfer during the optionee's lifetime to one or more members of the optionee's immediate family or to a trust established exclusively for one or more such family members, to the extent of such transfer or assignment is in furtherance of the optionee's estate plan.

Termination of Board Service

        Should the optionee cease to serve as a Board member for any reason (other than death or permanent disability) while holding one or more automatic option grants under the directors plan, then such individual will have a six-month period following the date of such cessation of Board service in which to exercise each such option for any or all of the option shares in which the optionee is vested at the time of such cessation of Board service. Each such option will immediately terminate and cease to be outstanding, at the time of such cessation of Board service, with respect to any option shares in which the optionee is not otherwise at that time vested.

        Should the optionee die within six months after cessation of Board service, then any automatic option grant held by the optionee at the time of death may subsequently be exercised, for any or all of the option shares in which the optionee is vested at the time of his or her cessation of Board service, by the personal representative of the optionee's estate or by the person or persons to whom the option is transferred pursuant to the optionee's will or in accordance with the laws of inheritance. The right to exercise each such option will lapse upon the expiration of the twelve-month period measured from the date of the optionee's death.

        Should the optionee die or become permanently disabled while serving as a Board member, then the shares of common stock at the time subject to each automatic option grant held by such optionee will immediately vest in full (and our repurchase right with respect to such shares will terminate), and the optionee (or the representative of the optionee's estate or the person or persons to whom the option is transferred upon the optionee's death) will have a twelve-month period following the date of the optionee's cessation of Board service in which to exercise such option for any or all of those vested shares of common stock.

        In no event will any automatic grant under this directors plan remain exercisable after the expiration date of the ten-year option term.

Stockholder Rights

        The holder of an automatic option grant will have none of the rights of a stockholder with respect to any shares subject to such option until such individual shall have exercised the option and paid the exercise price for the purchased shares.

Acceleration of Options

        Corporate Transaction.    In the event of the occurrence of any one of the following corporate transactions:

  (a)
  a merger or consolidation in which we are not the surviving entity, except for a transaction the principal purpose of which is to change the State in which we are incorporated,

  (b)
  the sale, transfer or other disposition of all or substantially all of our assets in liquidation or dissolution of us, or

  (c)
  any reverse merger in which we are the surviving entity but in which 50% or more of our outstanding voting securities are transferred to persons other than those who held such securities immediately prior to the merger, the shares of common stock at the time subject to each outstanding option under the directors plan but not otherwise vested will automatically vest in full so that each such option will, immediately prior to the specified effective date for the corporate transaction, become fully exercisable for all of the shares of common stock at the time subject to that option and may be exercised for all or any portion of such shares as fully-vested shares of common stock. Immediately following the consummation of the corporate transaction, each automatic option grant under the directors plan will terminate and cease to be outstanding, except to the extent assumed by the successor entity.

        Change in Control.    A Change in Control will be deemed to occur if:

  (a)
  any person or related group of persons (other than the Company or its affiliates) directly or indirectly acquires beneficial ownership of securities possessing 50% or more of the total combined voting power of our outstanding securities pursuant to a tender or exchange offer made directly to our stockholders to accept; or

  (b)
  there is a change in the composition of the Board of Directors over a period of 24 consecutive months or less such that a majority of the Board members ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board of Directors.

        The shares of common stock at the time subject to each outstanding option under the directors plan but not otherwise vested will automatically vest in full so that each such option will, immediately prior to the specified effective date for the Change in Control, become fully exercisable for all of the shares of common stock at the time subject to that option and may be exercised for all or any portion of such shares as fully-vested shares of common stock. Each such option will remain so exercisable until the expiration or sooner termination of the option term.

        Hostile Take-Over.    A Hostile Take-Over will be deemed to occur if any person or related group of persons (other than the Company or its affiliates) directly or indirectly acquires beneficial ownership of securities possessing 50% or more of the total combined voting power of our outstanding securities pursuant to a tender or exchange offer made directly to our stockholders which the Board of Directors does not recommend such stockholders to accept.

        Upon the occurrence of a Hostile Take-Over, the optionee will have a 30-day period in which to surrender to us each automatic option grant held by him or her under the directors plan. The optionee will in return be entitled to a cash distribution from us in an amount equal to the excess of (i) the Take-Over Price of the shares of common stock at the time subject to the surrendered option (whether or not the optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution will be paid within five days following the surrender of the option to us. Stockholder approval of this Proposal will also constitute pre-approval of each option subsequently granted with such a surrender right and the exercise of that right in accordance with the foregoing terms. Neither the approval of the Plan Administrator nor the consent of the Board will be required at the time of the actual option surrender and cash distribution.

        The shares of common stock subject to each option surrendered in connection with the Hostile Take-Over will not be available for subsequent option grant under the directors plan.

        The automatic option grants outstanding under the directors plan will in no way affect our right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

Amendment of the Directors Plan and Awards

        The Board of Directors has complete and exclusive power and authority to amend or modify the directors plan in any or all respects whatsoever. However, no such amendment or modification will adversely affect rights and obligations with respect to options at the time outstanding under the directors plan, unless the affected optionees consent to such amendment. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

Term of the Directors Plan

        The directors plan will terminate upon the earlier of (i) December 31, 2005 or (ii) the date on which all shares available for issuance under the directors plan have been issued as vested shares or cancelled pursuant to the cash-out provisions of the directors plan. If the date of termination is determined under clause (i) above, then all option grants outstanding on such date will thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such grants.

Accounting Treatment

        Option grants under the directors plan will not result in any direct charge to our reported earnings because such grants will have an exercise price equal to the fair market value of the option shares on the grant date. However, the fair value of those options is required to be disclosed in the notes to our financial statements, and we must also disclose, in footnotes to its financial statements, the pro-forma impact those options would have upon its reported earnings were the fair value of those options at the time of grant treated as a compensation expense. In addition, the number of outstanding options is a factor in determining our earnings per share on a fully-diluted basis.

Federal Income Tax Consequences

        Options granted under the directors plan will be non-statutory options which do not satisfy the requirement of Section 422 of the Internal Revenue Code. No taxable income will be recognized by an optionee upon the grant of the non-statutory option, but the optionee will normally recognize ordinary income in the year in which the option is exercised. The amount of such ordinary income will be equal to the excess of the fair market value of the purchased shares on the exercise date over the option exercise price paid for the shares.

        Special provisions of the Internal Revenue Code apply to the acquisition of unvested shares of our common stock under a non-statutory option. These special provisions may be summarized as follows:

  (a)
  If the shares acquired upon exercise of the non-statutory option are subject to repurchase by us at the original exercise price in the event of the optionee's termination of Board service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the optionee vests in the shares, an amount equal to the excess of (i) the fair market value of the shares on the date the optionee vests in those shares over (ii) the option exercise price paid for such shares.

  (b)
  The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the non-statutory option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the option exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when he or she vests in such shares.

        We will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year in which such ordinary income is recognized by the optionee.

New Plan Benefits

        This proposed grant increase would not be effective until the annual grant in January 2004 and accordingly, as of February 28, 2003, no option grants have been made on the basis of the annual grant increase.

Stockholder Approval

        The affirmative vote of a majority of the shares of our outstanding voting stock present or represented by proxy and voting at the Annual Meeting is required for approval of the amendment to the directors plan. Should such stockholder approval not be obtained then the annual grant of a non-statutory stock option to each continuing non-employee Board member will remain at 10,000 shares. The directors plan will continue to remain in effect, and option grants may continue to be made pursuant to the provisions of the directors plan until the earlier of December 31, 2005 or the available reserve of common stock has been issued pursuant to option grants made under the directors plan.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO
THE 1993 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN.

Equity Compensation Plan Information

        The following table provides information regarding our equity compensation plans as of December 31, 2002.

Plan Category	Number of Securities To Be Issued Upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available For Issuance Under Equity Compensation Plans
Equity compensation plans approved by stockholders(1)	21,112,888	$30.36	9,784,854
Equity compensation plans not approved by stockholders	—	—	—

Total	21,112,888	$30.36	9,784,854

(1)
These plans are the 1998 Stock Option Plan, as amended, and the 1993 Non-Employee Director Stock Option Plan, as amended.

PROPOSAL NO. 4

RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

        Upon the recommendation of the audit and finance committee, our Board has appointed the firm of KPMG LLP as our independent public accountants for the fiscal year ending December 31, 2003, subject to ratification of the stockholders. KPMG LLP has been employed regularly by us to audit our consolidated financial statements and for other purposes since our inception.

        KPMG LLP has advised our audit committee that it is "independent" of us within the meaning of Rule 2-01 of SEC Regulation S-X as amended by the SEC on November 21, 2000.

Audit Fees

        Audit fees billed to us by KPMG LLP for the audit of our 2002 annual consolidated financial statements included in our Annual Report on Form 10-K and the review of the consolidated financial statements included in our quarterly reports on Form 10-Q for the 2002 fiscal year totaled $247,000.

Financial Information Systems Design and Implementation Fees

        We did not engage KPMG LLP to provide advice regarding financial information systems design and implementation during 2002.

All Other Fees

        All other fees billed to us by KPMG LLP with respect to the 2002 fiscal year for all other services totaled $343,000 and consisted of audit-related services, primarily assurance services provided in connection with SEC registration statements and other securities offerings, and tax-related services, primarily tax compliance (including Federal, state and local returns). The audit committee has considered and believes that all other services rendered to us by KPMG LLP are compatible with maintaining its independence.

        A representative of KPMG LLP is expected to be present at our Annual Meeting. This representative will have an opportunity to make a statement, if he or she desires to do so, and will be available to respond to appropriate questions.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
"FOR" THE PROPOSAL TO RATIFY THE SELECTION OF
KPMG LLP AS OUR INDEPENDENT PUBLIC ACCOUNTANTS FOR
THE FISCAL YEAR ENDING DECEMBER 31, 2003.

OTHER BUSINESS

        Our Board is not aware of any other matter which may be presented for action at the Annual Meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the stockholders arise, it is intended that the persons named as proxy holders on the enclosed proxy card will vote the shares represented thereby in accordance with their best judgment in our interest. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.

STOCKHOLDER PROPOSALS

        Under the present rules of the SEC, the deadline for stockholders to submit proposals to be considered for inclusion in our Proxy Statement for the 2004 Annual Meeting of Stockholders is expected to be December 12, 2003. Such proposals may be included in next year's Proxy Statement if they comply with certain rules and regulations promulgated by the SEC.

        In addition, the proxy solicited by the Board for the 2004 Annual Meeting will confer discretionary authority on the Board to vote on any stockholder proposal presented at that meeting, unless we receive notice of such proposal no later than February 25, 2004.

ANNUAL REPORT AND ANNUAL REPORT ON FORM 10-K

        We filed an Annual Report on Form 10-K for the year ended December 31, 2002 with the SEC. A copy of our Annual Report on Form 10-K and our Annual Report to Stockholders has been included with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. Neither the Annual Report on Form 10-K nor our Annual Report to Stockholders is incorporated into this Proxy Statement and are not considered proxy solicitation material.

THE BOARD OF DIRECTORS OF IDEC PHARMACEUTICALS CORPORATION

Dated: April 14, 2003

Appendix A

IDEC PHARMACEUTICALS CORPORATION
1988 STOCK OPTION PLAN

(Amended and Restated Through February 19, 2003)

I.    PURPOSES OF THE PLAN

        (a)  This Stock Option Plan (the "Plan") is intended to promote the interests of IDEC Pharmaceuticals Corporation, a Delaware corporation (the "Corporation"), by providing a method whereby key employees (including officers) of the Corporation (or its parent or subsidiary corporations) responsible for the management, growth and financial success of the Corporation (or its parent or subsidiary corporations) may be offered incentives and rewards which will encourage them to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation and continue to render services to the Corporation (or its parent or subsidiary corporations).

        (b)  The following provisions shall be applicable in determining the parent and subsidiary corporations of the Corporation:

            (i)  Any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation shall be considered to be a parent corporation of the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          (ii)  Each corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation shall be considered to be a subsidiary of the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

II.    ADMINISTRATION OF THE PLAN

        (a)  The Corporation's Board of Directors (the "Board") shall appoint a committee ("Committee") of two (2) or more non-employee Board members to assume full responsibility for the administration of the Plan. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time.

        (b)  The Committee as Plan Administrator shall have full power and authority (subject to the express provisions of the Plan) to establish such rules and regulations as it may deem appropriate for the proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan and any outstanding option grants or stock issuances as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any outstanding option or stock issuance thereunder.

III.    ELIGIBILITY FOR OPTION GRANTS

        (a)  The persons eligible to receive option grants under the Plan shall be limited to key employees (including officers) of the Corporation (or its parent or subsidiary corporations) who render services which contribute to the success and growth of the Corporation (or its parent or subsidiary corporations) or which may reasonably be anticipated to contribute to the future success and growth of the Corporation (or its parent or subsidiary corporations).

        (b)  The Plan Administrator shall have full authority to determine which eligible individuals are to receive option grants under the Plan, the number of shares to be covered by each such grant, whether the granted option is to be an incentive stock option ("Incentive Option") which satisfies the requirements of Section 422 of the Internal Revenue Code or a non-statutory option not intended to meet such requirements, the time or times at which each such option is to become exercisable, and the maximum term for which the option is to be outstanding.

IV.    STOCK SUBJECT TO THE PLAN

        (a)  The stock issuable under the Plan shall be shares of the Corporation's authorized but unissued or reacquired Common Stock. The maximum number of shares which may be issued under the Plan shall not exceed 64,280,000 shares.(1) The total number of shares issuable under the Plan shall be subject to adjustment from time to time in accordance with Section IV.(d) of the Plan.

(1)
Adjusted to reflect (i) the 1 for 2.5 reverse Common Stock split effected by the Company on August 18, 1991, a 2 for 1 stock split effected by the Corporation on December 21, 1999 and a 3 for 1 stock split effected in the form of a stock dividend on January 17, 2001, (ii) the 4,020,000 share increase authorized by the Board on March 18, 1992 and approved by the stockholders at the 1992 Annual Meeting, (iii) the 4,200,000 share increase authorized by the Board on January 13, 1993 and approved by the stockholders at the 1993 Annual Meeting, (iv) the 3,900,000 share increase authorized by the Board on February 28, 1994 and approved by the stockholders at the 1994 Annual Meeting, (v) the 3,000,000 share increase authorized by the Board on January 25, 1995 and approved by the stockholders at the 1995 Annual Meeting, (vi) the 7,200,000 share increase authorized by the Board on January 24, 1996 and approved by the stockholders at the 1996 Annual Meeting, (vii) the 4,800,000 share increase authorized by the Board on February 24, 1997 and approved by the stockholders at the 1997 Annual Meeting, (viii) the 5,130,000 share increase authorized by the Board on February 20, 1998 and approved by the stockholders at the 1998 Annual Meeting, (ix) the 4,800,000 share increase authorized by the Board on January 13, 1999 and approved by the stockholders at the 1999 Annual Meeting, (x) the 5,130,000 share increase authorized by the Board on January 12, 2000 and approved by the stockholders at the 2000 Annual Meeting, (xi) the 5,640,000 share increase authorized by the Board on January 16, 2001 and approved by the stockholders at the 2001 Annual Meeting, (xii) the 5,000,000 share increase authorized by the Board on January 23, 2002 and approved by the stockholders at the 2002 Annual Meeting and (xiii) the 5,700,000 share increase authorized by the Board on February 19, 2003, subject to stockholder approval at the 2003 Annual Meeting. In no event, however, shall more than 34,160,536 shares of Common Stock be issued under the Plan after February 28, 2003, inclusive of the 5,700,000 share increase for which stockholder approval is sought at the 2003 Annual Meeting, subject to adjustment under Section IV(d) in the event of changes in the Corporation's capital structure.

        (b)  In no event may the aggregate number of shares of Common Stock for which any one individual participating in the Plan may be granted stock options and separately exercisable stock appreciation rights exceed 7,500,000 shares in the aggregate over the remaining term of the Plan, subject to adjustment from time to time in accordance with Section IV.(d) of the Plan. For purposes of such limitation, no stock options or stock appreciation rights granted prior to January 1, 1994 shall be taken into account.

        (c)  Should an option expire or terminate for any reason prior to exercise in full, the shares subject to the portion of the option not so exercised shall be available for subsequent option grants under the Plan. Unvested shares issued under the Plan and subsequently repurchased by the Corporation, at the option exercise price paid per share, pursuant to the Corporation's repurchase rights under the Plan, shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants under the Plan. Shares subject to any option cancelled in accordance with Section VIII of the Plan shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent option grants under this Plan. In addition, should the exercise price of an outstanding option under the Plan be paid with shares of Common Stock, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised, and not by the net number of shares of Common Stock actually issued to the option holder.

        (d)  In the event any change is made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, then appropriate adjustments shall be made to (I) the maximum number and/or class of securities issuable under the Plan, (II) the maximum number and/or class of securities for which stock options and separately exercisable stock appreciation rights may be granted to any one participant in the aggregate after December 31, 1993 and (III) the number and/or class of securities and exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

V.    TERMS AND CONDITIONS OF OPTIONS

        Options granted pursuant to the Plan shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Options or non-statutory options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator; provided, however, that each such instrument shall comply with the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of Section VI.

          1.    Option Price.

            A.    The option price per share shall be fixed by the Plan Administrator, but in no event shall the option price per share be less than one hundred percent (100%) of the fair market value of a share of Common Stock on the date of the option grant.

            B.    The option price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section IX and the instrument evidencing the grant, be payable in one of the alternative forms specified below:

                (i)  full payment in cash or check payable to the Corporation; or

              (ii)  full payment in shares of Common Stock held by the optionee for the requisite period necessary to avoid a charge to the Corporation's reported earnings and valued at fair market value on the Exercise Date (as such term is defined below); or

              (iii)  full payment through a combination of shares of Common Stock held by the optionee for the requisite period necessary to avoid a charge to the Corporation's reported earnings and valued at fair market value on the Exercise Date and cash or check payable to the Corporation; or

              (iv)  full payment effected through a broker-dealer sale and remittance procedure pursuant to which the optionee shall provide irrevocable instructions (I) to a brokerage firm (reasonably satisfactory to the Corporation for purposes of administering such procedure in compliance with the Corporation's pre-notification/pre-clearance policies) to (A) effect the immediate sale of a sufficient number of the purchased shares to enable such firm to remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate option price payable for the purchased shares plus all applicable Federal and State income and employment taxes required to be withheld by the Corporation in connection with such purchase and (B) remit those funds to the Corporation on the settlement date, and (II) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm.

            For purposes of this subparagraph B, the Exercise Date shall be the date on which written or electronic notice of the option exercise is received by the Corporation. Except to the extent the sale and remittance procedure is utilized in connection with the exercise of the option, payment of the option price for the purchased shares must accompany such notice.

            C.    The fair market value per share of Common Stock on any relevant date under subparagraph A or B (and for all other valuation purposes under the Plan) shall be determined in accordance with the following provisions:

                (i)  If the Common Stock is not at the time listed or admitted to trading on any national stock exchange but is traded on The Nasdaq Stock Market, the fair market value shall be the closing selling price per share of Common Stock on the date in question, as reported by the National Association of Securities Dealers on The Nasdaq Stock Market and published in The Wall Street Journal. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of fair market value.

              (ii)  If the Common Stock is at the time listed or admitted to trading on any national stock exchange, then the fair market value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there is no reported sale of Common Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

          2.    Term and Exercise of Options.    Each option granted under the Plan shall be exercisable at such time or times, during such period, and for such number of shares as shall be determined by the Plan Administrator and set forth in the instrument evidencing such option; provided, however, that no such option shall have a term in excess of ten (10) years from the grant date.

          3.    Limited Transferability of Options.    During the lifetime of the optionee, Incentive Options shall be exercisable only by the optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the optionee's death. However, non-statutory options may, in connection with the optionee's estate plan, be assigned in whole or in part during the optionee's lifetime to one or more members of the optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

          4.    Effect of Termination of Service.

            A.    Should an optionee cease to remain in Service (as defined in subparagraph D below) for any reason (including death or permanent disability as defined in Section 22(e)(3) of the Internal Revenue Code) while the holder of one or more outstanding options granted to such optionee under the Plan, then such option or options shall not (except to the extent otherwise provided pursuant to Section X below) remain exercisable for more than a thirty-six (36)-month period (or such shorter period determined by the Plan Administrator and specified in the instrument evidencing the grant) following the date of such cessation of Service. Under no circumstances, however, shall any such option be exercisable after the specified expiration date of the option term. Each such option shall, during such thirty-six (36)-month or shorter period, be exercisable only to the extent of the number of shares (if any) for which the option is exercisable on the date of the optionee's cessation of Service. Upon the expiration of such thirty-six (36)-month or shorter period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be exercisable. However, the option shall, immediately upon the optionee's cessation of Service for any reason, terminate and cease to be outstanding for any option shares for which the option is not otherwise at that time exercisable.

            B.    Any outstanding option held by the optionee and exercisable in whole or in part on the date of his or her death may be subsequently exercised, but only to the extent of the number of shares (if any) for which the option is exercisable on the date of the optionee's cessation of Service (less any option shares subsequently purchased by the optionee prior to death), by the personal representative of the optionee's estate or by the person or persons to whom the option is transferred pursuant to the optionee's will or in accordance with the laws of descent and distribution. The right to exercise the option for those shares shall terminate upon the earlier of (i) the third anniversary of the date of the optionee's cessation of Service or (ii) the specified expiration date of the option term.

            C.    Notwithstanding subparagraphs A and B above, the Plan Administrator shall have complete discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to permit one or more options held by the optionee under the Plan to be exercised, during the limited period of exercisability provided under Section V.4.A above, not only with respect to the number of shares for which each such option is exercisable at the time of the optionee's cessation of Service but also with respect to one or more subsequent installments for which the option would otherwise have become exercisable had such cessation of Service not occurred.

            D.    For purposes of the foregoing provisions of this Section V.4 (and all other provisions of the Plan), the optionee shall be deemed to remain in the Service of the Corporation for so long as such individual renders services on a periodic basis to the Corporation or any parent or subsidiary corporation in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant or advisor, unless the option agreement evidencing the option grant and/or the purchase agreement evidencing the purchased option shares specifically provides otherwise. The optionee shall be considered to be an Employee for so long as such individual remains in the employ of the Corporation or one or more of its parent or subsidiary corporations, subject to the control and direction of the employer entity as to the work to be performed and as to the manner and method of performance.

          5.    Stockholder Rights.    An optionee shall have none of the rights of a stockholder with respect to any shares covered by the option until such individual shall have exercised the option and paid the option price for the purchased shares.

          6.    Repurchase Rights.    Unvested shares of Common Stock may be issued under the Plan which are subject to repurchase by the Corporation in accordance with the following provisions:

            (a)  Upon the optionee's cessation of Service while holding unvested shares under the Plan, the Corporation shall have the right to repurchase any or all of those unvested shares at the option price paid per share. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the instrument evidencing such repurchase right.

            (b)  All of the Corporation's outstanding repurchase rights shall automatically terminate, and all shares subject to such terminated rights shall immediately vest in full, upon the occurrence of any Corporate Transaction under Section VII of this Plan, except to the extent: (i) any such repurchase right is to be assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

            (c)  The Plan Administrator shall have the discretionary authority, exercisable either before or after the optionee's cessation of Service, to cancel the Corporation's outstanding repurchase rights with respect to any or all unvested shares purchased or purchasable by the optionee under the Plan and thereby accelerate the vesting of those shares in whole or in part at any time.

VI.    INCENTIVE OPTIONS.

        The terms and conditions specified below shall be applicable to all Incentive Options granted under the Plan. Incentive Options may only be granted to individuals who are Employees. Options which are specifically designated as "non-statutory" options when issued under the Plan shall not be subject to such terms and conditions.

          (a)    Dollar Limitation.    The aggregate fair market value (determined as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee under this Plan (or any other option plan of the Corporation or its parent or subsidiary corporations) may for the first time become exercisable as incentive stock options under the Federal tax laws during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as incentive stock options under the Federal tax laws shall be applied on the basis of the order in which such options are granted. Should the number of shares of Common Stock for which an Incentive Option first becomes exercisable in any calendar year exceed the applicable One Hundred Thousand Dollar ($100,000) limitation, the option may nevertheless be exercised for those excess shares in such calendar year as a non-statutory option.

          (b)    10% Stockholder.    If any individual to whom the Incentive Option is granted is the owner of stock (as determined under Section 424(d) of the Internal Revenue Code) possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Corporation or any one of its parent or subsidiary corporations, then the option price per share shall not be less than one hundred and ten percent (110%) of the fair market value per share of Common Stock on the grant date, and the option term shall not exceed five (5) years, measured from such grant date.

        Except as modified by the preceding provisions of this Section VI, all the provisions of the Plan shall be applicable to the Incentive Options granted hereunder.

VII.    CORPORATE TRANSACTION/CHANGE IN CONTROL

        (a)  In the event of any of the following transactions (a "Corporate Transaction"):

          (i)    a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Corporation's incorporation,

          (ii)  the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in liquidation or dissolution of the Corporation, or

          (iii)  any reverse merger in which the Corporation is the surviving entity but in which fifty percent (50%) or more of the Corporation's outstanding voting stock is transferred to persons different from those who held the stock immediately prior to such merger, each outstanding option under the Plan shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become exercisable for the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. However, an outstanding option under the Plan shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof or (ii) the acceleration of such option is subject to other applicable limitations imposed by the Plan Administrator at the time of grant. The determination of comparability under clause (i) above shall be made by the Plan Administrator and its determination shall be final, binding and conclusive.

        (a)  Each outstanding option under the Plan which is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued, in consummation of such Corporate Transaction, to an actual holder of the same number of shares of Common Stock as are subject to such option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the option price payable per share, provided the aggregate option price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under the Plan on both an aggregate and per participant basis shall be appropriately adjusted to reflect the effect of the Corporate Transaction upon the Corporation's capital structure.

        (b)  In connection with any Change in Control (as defined below), the Plan Administrator shall have full power and authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of each outstanding option under the Plan so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for the total number of shares at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. The Plan Administrator shall also have full power and authority to condition such option acceleration, and the termination of any of the Corporation's repurchase rights with respect to any unvested shares purchased or purchasable under the Plan, upon the subsequent termination of the optionee's Service within a designated period following the Change in Control.

        A Change in Control shall be deemed to occur in the event:

            (i)  twenty-five percent (25%) or more of the Corporation's outstanding voting stock is acquired pursuant to a tender or exchange offer (A) which is made directly to the Corporation's stockholders by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by or is under common control with, the Corporation) and (B) which the Board does not recommend the stockholders to accept; or

          (ii)  there is a change in the composition of the Board over a period of twenty-four (24) consecutive months or less such that a majority of the Board members ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

        (d)  Immediately following the consummation of a Corporate Transaction, all outstanding options under the Plan shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company. Upon a Change in Control, each outstanding option accelerated pursuant to subsection VII.(c) above shall remain fully exercisable until the expiration or sooner termination of the option term specified in the agreement evidencing such grant.

        (e)  The exercisability as incentive stock options under the Federal tax laws of any options accelerated in connection with a Corporate Transaction or Change in Control shall remain subject to the dollar limitation of Section VI.(a) of the Plan. To the extent such dollar limitation is exceeded, the accelerated option shall be exercisable as a non-statutory option under the Federal tax laws.

        (f)    The grant of options under this Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV.    STOCK APPRECIATION RIGHTS

        (a)  Provided and only if the Plan Administrator determines in its discretion to implement the stock appreciation right provisions of this Section VIII, one or more optionees may be granted the right, exercisable upon such terms and conditions as the Plan Administrator may establish, to surrender all or part of an unexercised option under the Plan in exchange for a distribution from the Corporation in an amount equal to the excess of (i) the fair market value (on the option surrender date) of the number of shares in which the optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate option price payable for such vested shares.

        (b)  No surrender of an option shall be effective hereunder unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the optionee shall accordingly become entitled under this Section VIII may be made in shares of Common Stock valued at fair market value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

        (c)  If the surrender of an option is rejected by the Plan Administrator, then the optionee shall retain whatever rights the optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (i) five (5) business days after the receipt of the rejection notice or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised more than ten (10) years after the date of the option grant.

        (d)  One or more officers of the Corporation subject to the short-swing profit restrictions of the Federal securities laws may, in the Plan Administrator's sole discretion, be granted limited stock appreciation rights in tandem with their outstanding options under the Plan. Upon the occurrence of a Hostile Take-Over, each outstanding option with such a limited stock appreciation right shall automatically be cancelled, to the extent such option is at the time exercisable for fully-vested shares of Common Stock (including any shares which may vest in connection with such Hostile Take-Over). The optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the vested shares of Common Stock at the time subject to the cancelled option (or cancelled portion of such option) over (ii) the aggregate exercise price payable for such shares. The cash distribution payable upon such cancellation shall be made within five (5) days following the consummation of the Hostile Take-Over. The Plan Administrator shall pre-approve, at the time the limited stock appreciation right is granted, the subsequent exercise of that right in accordance with the terms of the grant and the provisions of this Section VIII.(d). No additional approval of the

Plan Administrator or the Board shall be required at the time of the actual option cancellation and cash distribution. The balance of the option (if any) shall continue to remain outstanding and exercisable in accordance with the terms and conditions of the instrument evidencing such grant.

        (e)  For purposes of Section VIII.(d), the following definitions shall be in effect:

          A Hostile Take-Over shall be deemed to occur in the event any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934) of securities possessing more than twenty-five percent (25%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

          The Take-Over Price per share shall be deemed to be equal to the greater of (a) the fair market value per share on the date of cancellation, as determined pursuant to the valuation provisions of Section II.1.C, or (b) the highest reported price per share paid by the acquiring entity in effecting such Hostile Take-Over. However, to the extent the cancelled option is an Incentive Option, the Take-Over Price shall not exceed the clause (a) price per share.

        (f)    The shares of Common Stock subject to any option surrendered or cancelled for an appreciation distribution pursuant to this Section VIII shall not be available for subsequent option grant under the Plan.

VI.    LOANS OR INSTALLMENT PAYMENTS

        The Plan Administrator may, in its discretion, assist any optionee (other than any executive officer of the Corporation or member of the Board) in the exercise of one or more options granted to such individual under the Plan, including the satisfaction of any Federal and State income and employment tax obligations arising therefrom, by (i) authorizing the extension of a loan from the Corporation to such optionee or (ii) permitting the optionee to pay the option price for the purchased Common Stock in installments over a period of years. The terms of any such loan or installment method of payment (including the interest rate and terms of repayment) will be upon such terms as the Plan Administrator specifies in the applicable option agreement or otherwise deems appropriate under the circumstances. Loans or installment payments may be granted with or without security or collateral (other than to individuals who are independent consultants or advisors, in which event the loan must be adequately secured by collateral other than the purchased shares). However, the maximum credit available to the optionee may not exceed the option price of the acquired shares (less the par value of those shares) plus any Federal and State income and employment withholding taxes to which the optionee may become subject in connection with the exercise of the option.

X.    EXTENSION OF EXERCISE PERIOD

        The Plan Administrator shall have full power and authority, to extend the period of time for which the option is to remain exercisable following the optionee's cessation of Service from the thirty-six (36) month or shorter period set forth in the option agreement to such greater period of time as the Plan Administrator shall deem appropriate. In no event, however, shall such option be exercisable after the specified expiration date of the option term.

XI.    AMENDMENT OF THE PLAN

        The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects whatsoever; provided, however, that no such amendment or modification shall, without the consent of the stockholders, adversely affect rights and obligations with respect to options at the time outstanding under the Plan. In addition, any amendment which increases the number of shares of Common Stock authorized for issuance under the Plan or which materially increases the benefits accruing to individuals participating in the Plan shall require stockholder approval.

XII.    EFFECTIVE DATE AND TERM OF PLAN

        (a)  The Plan was initially adopted by the Board on July 19, 1988 and approved by the Corporation's stockholders on March 29, 1989. The Plan was subsequently amended by the Board on July 18, 1990, and such amendment was approved by the Corporation's stockholders in October, 1990. In January 1991, the Plan was again amended to increase by 2,880,000 shares the number of shares of Common Stock issuable under the Plan, and such share increase was approved by the Corporation's stockholders on March 20, 1991. The Board further amended the Plan on May 22, 1991, with such amendments to become effective as of the date the Corporation's Common Stock first became traded on The Nasdaq Stock Market, in order to revise certain provisions previously required when the Plan was subject to the permit requirements of the California Corporations Department. On March 18, 1992, the Plan was amended and restated in its entirety, including an increase of 4,020,000 shares to the number of shares of Common Stock issuable thereunder. The 1992 restatement, including the 4,020,000 share increase, was approved by the stockholders at the 1992 Annual Meeting. On January 13, 1993, the Board amended the Plan to increase by an additional 4,200,000 shares the number of shares of Common Stock issuable under the Plan, and such share increase was approved by the stockholders at the 1993 Annual Meeting. On February 28, 1994, the Board amended the Plan to increase by an additional 3,900,000 shares the number of shares of Common Stock issuable under the Plan, and such increase was approved by the stockholders at the 1994 Annual Meeting. On January 25, 1995, the Board amended the Plan to increase by an additional 3,000,000 shares the number of shares of Common Stock issuable under the Plan, and such increase was approved by the stockholders at the 1995 Annual Meeting. On January 24, 1996, the Board adopted an amendment which increased the number of shares of Common Stock issuable under the Plan by an additional 7,200,000 shares, and such increase was approved by the stockholders at the 1996 Annual Meeting.

        On February 24, 1997, the Board adopted a series of amendments to the Plan (the "1997 Amendments") which (i) increased the number of shares of Common Stock reserved for issuance over the term of the Plan by an additional 4,800,000 shares, (ii) rendered non-employee Board members serving as Plan Administrator eligible to receive option grants under the Plan, (iii) allowed unvested shares issued under the Plan and subsequently repurchased by the Corporation at the option exercise price paid per share to be reissued under the Plan, (iv) removed certain restrictions on the eligibility of non-employee Board members to serve as Plan Administrator, (v) extended the term of the Option Plan from July 19, 1998 to December 31, 2002 and (vi) effected a series of additional changes to the provisions of the Plan (including the stockholder approval requirements, the transferability of non-statutory stock options and the elimination of the six (6)-month holding period requirement as a condition to the exercise of stock appreciation rights) in order to take advantage of the recent amendments to Rule 16b-3 of the 1934 Act which exempts certain officer and director transactions under the Plan from the short-swing liability provisions of the Federal securities laws. The 1997 Amendments were approved by the Corporation's stockholders at the 1997 Annual Meeting.

        On February 20, 1998, the Board authorized an increase of 5,130,000 shares of Common Stock to the share reserve under the Plan, and the stockholders approved such increase at the 1998 Annual Meeting.

        On January 13, 1999, the Board authorized an increase of 4,800,000 shares of Common Stock to the share reserve under the Plan, and the stockholders approved such increase at the 1999 Annual Meeting.

        On January 12, 2000, the Board adopted a series of amendments to the Plan (the "2000 Amendments") which (i) increased the number of shares of Common Stock reserved for issuance over the term of the Plan by an additional 5,130,000 shares; (ii) extend the term of the Option Plan from December 31, 2002 to December 31, 2005; (iii) required the option price per share of Common Stock subject to each option granted under the Option Plan to be not less than 100% of the fair market value per share of Common Stock on the date of grant; (iv) removed the non-employee Board members and all independent consultants from the class of persons eligible to receive option grants under the Option Plan; and (v) required the Plan Administrator to be a committee comprised only of non-employee Board members. The 2000 Amendments were approved by the Corporation's stockholders at the 2000 Annual Meeting.

        On May 17, 2000, the Board further amended the Plan to eliminate the Plan Administrator's authority to effect the cancellation and regrant of options under the Plan.

        On January 16, 2001, the Board authorized an increase of 5,640,000 shares of Common Stock to the share reserve under the Plan, and the stockholders approved such increase at the 2001 Annual Meeting.

        On January 23, 2002, the Board authorized an increase of 5,000,000 shares of Common Stock to the share reserve under the Plan. No options granted on the basis of the 5,000,000 share increase shall vest or become exercisable unless and until such share increase is approved by the stockholders at the 2002 Annual Meeting.

        On October 21, 2002, the Board amended the Plan to (i) require stockholder approval of any amendments which increase the number of shares of Common Stock authorized for issuance under the Plan or which materially increase the benefits accruing to individuals participating in the Plan and (ii) eliminate the authority of the Plan Administrator to make loans under the Plan to executive officers of the Corporation or Board members.

        On February 19, 2003, the Board authorized an increase of 5,700,000 shares of Common Stock to the share reserve under the Plan. No options granted on the basis of the 5,700,000 share increase shall vest or become exercisable unless and until such share increase is approved by the stockholders at the 2003 Annual Meeting.

        (a)  The provisions of the 1992 restatement and of each subsequent amendment to the Plan shall apply only to stock options and stock appreciation rights granted under the Plan from and after the applicable effective date of such restatement or amendment. All stock options and stock appreciation rights issued and outstanding under the Plan immediately prior to each such effective date shall continue to be governed by the terms and conditions of the Plan (and the respective agreements evidencing each such option or stock appreciation right) as in effect on the date each such option or stock appreciation right was previously granted, and nothing in the 1992 restatement or in any subsequent amendment shall be deemed to affect or otherwise modify the rights or obligations of the holders of such prior options or stock appreciation rights with respect to their acquisition of shares of Common Stock under such options or their exercise of such stock appreciation rights. However, the Plan Administrator may, in its discretion, modify stock option or stock appreciation right issued and outstanding immediately prior to the effective date of the 1992 restatement or any subsequent amendment to include one or more provisions to the Plan added by such restatement or amendment.

        (b)  Unless sooner terminated in accordance with Section VII, the Plan shall terminate upon the earlier of (i) December 31, 2005 or (ii) the date on which all shares available for issuance under the Plan shall have been issued or cancelled pursuant to the exercise, surrender of cash-out of the stock options and stock appreciation rights granted hereunder. If the date of termination is determined under clause (i) above, then each stock option or stock appreciation right outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such grant.

        (c)  Options may be granted under this Plan to purchase shares of Common Stock in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under the Plan are held in escrow until stockholder approval is obtained for a sufficient increase in the number of shares available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess option grants are made, then (I) any unexercised excess options shall terminate and cease to be exercisable and (II) the Corporation shall promptly refund the purchase price paid for any excess shares actually issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow.

XIII.    USE OF PROCEEDS

        Any cash proceeds received by the Corporation from the sale of shares pursuant to options granted under the Plan shall be used for general corporate purposes.

XIV.    REGULATORY APPROVALS

        The implementation of the Plan, the granting of any stock option or stock appreciation right hereunder, and the issuance of stock upon the exercise of any such option or stock appreciation right shall be subject to the procurement by the Corporation of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options and stock appreciation rights granted under it and the stock issued pursuant to it.

APPENDIX B

IDEC PHARMACEUTICALS CORPORATION

1993 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN
(Amended and Restated through February 19, 2003)

I.    PURPOSE OF THE PLAN

        This 1993 Non-Employee Directors Stock Option Plan (the "Plan") is intended to promote the interests of IDEC Pharmaceuticals Corporation, a Delaware corporation (the "Corporation"), by providing the non-employee members of the Corporation's Board of Directors with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

II.    DEFINITIONS

        For purposes of the Plan, the following definitions shall be in effect:

        Board: the Corporation's Board of Directors.

        Code: the Internal Revenue Code of 1986, as amended.

        Common Stock: shares of the Corporation's common stock.

        Change in Control: a change in ownership or control of the Corporation effected through either of the following transactions:

          (a)  any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) who directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of securities possessing fifty percent (50%) or more of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders; or

          (b)  there is a change in the composition of the Board over a period of twenty-four (24) consecutive months or less such that a majority of the Board members ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

        Corporate Transaction: any of the following stockholder-approved transactions to which the Corporation is a party:

          (a)  a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Corporation is incorporated,

          (b)  the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation, or

          (c)  any reverse merger in which the Corporation is the surviving entity but in which securities possessing fifty percent (50%) or more of the total combined voting power of the Corporation's outstanding securities are transferred to person or persons different from those who held such securities immediately prior to such merger.

        Effective Date: September 24, 1993, the date the Plan was originally adopted by the Board. The Plan was subsequently approved by the Corporation's stockholders on May 19, 1994. On January 25, 1995, the Board adopted an amendment to the Plan which increased the number of shares of Common Stock issuable thereunder by an additional 200,000 shares, and that amendment was approved by the stockholders at the 1995 Annual Meeting. The Plan was subsequently amended and restated by the Board on February 20, 1998, and such restatement was approved by the Corporation's stockholders at the 1998 Annual Meeting. On January 12, 2000, the Board authorized an increase of 300,000 shares of Common Stock to the share reserve under the Plan, and that amendment was approved by the stockholders at the 2000 Annual Meeting. On March 21, 2001, the Board adopted this restatement of the Plan to reflect the adjustment in the number of shares of Common Stock reserved under the Plan resulting from the three for one stock split and the changes in the automatic grants set forth in Section VI.A, and that amendment was approved by the stockholders at the 2001 Annual Meeting. On February 19, 2003, the Board adopted an amendment to the Plan to increase the number of shares of Common Stock subject to the annual automatic grant from 10,000 to 12,500 shares, commencing with the 2004 calendar year grants. Such amendment is subject to stockholder approval at the 2003 Annual Meeting.

        Fair Market Value: the Fair Market Value per share of Common Stock is determined in accordance with the following provisions:

          (a)  If the Common Stock is not at the time listed or admitted to trading on any national stock exchange but is traded on The Nasdaq Stock Market, the Fair Market Value shall be the closing selling price per share on the date in question, as such price is reported by the The Nasdaq Stock Market and published in The Wall Street Journal. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

          (b)  If the Common Stock is at the time listed or admitted to trading on any national stock exchange, then the Fair Market Value shall be the closing selling price per share on the date in question on the exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

        Hostile Take-Over: the direct or indirect acquisition by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of securities possessing fifty percent (50%) or more of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

        1934 Act: the Securities Exchange Act of 1934, as amended.

        Optionee: any person to whom an option is granted under the Plan.

        Permanent Disability or Permanently Disabled: the inability of the Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

        Service: the performance of services as a member of the Board.

        Take-Over Price: the greater of (a) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (b) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over.

III.    ADMINISTRATION OF THE PLAN

        The terms and conditions of each automatic option grant (including the timing and pricing of the option grant) shall be determined by the express terms and conditions of the Plan, and neither the Board nor any committee of the Board shall exercise any discretionary functions with respect to option grants made pursuant to the Plan.

IV.    STOCK SUBJECT TO THE PLAN

        A.    Shares of the Corporation's Common Stock shall be available for issuance under the Plan and shall be drawn from either the Corporation's authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 3,120,000 shares(1), subject to adjustment from time to time in accordance with the provisions of this Article IV.

(1)
Adjusted to reflect (i) the 2-for-1 split of the Common Stock effected by the Corporation on December 21, 1999, (ii) the 200,000 share increase authorized by the Board on January 25, 1995 and approved by the stockholders at the 1995 Annual Meeting, (iii) the 240,000 share increase authorized by the Board on February 20, 1998 and approved by the stockholders at the 1998 Annual Meeting, (iv) the 300,000-share increase authorized by the Board on January 12, 2000 and approved by the stockholders at the 2000 Annual Meeting, and (v) the 3-for-1 split of the Common Stock effected by the Corporation by way of stock dividend on January 18, 2001.

        B.    Should one or more outstanding options under this Plan expire or terminate for any reason prior to exercise in full, then the shares subject to the portion of each option not so exercised shall be available for subsequent option grants under the Plan. Unvested shares issued under the Plan and subsequently repurchased by the Corporation, at the option exercise price paid per share, pursuant to the Corporation's repurchase rights under the Plan, shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants under the Plan. Shares subject to any option or portion thereof surrendered in accordance with Article VII shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent option grants under the Plan. In addition, should the exercise price of an outstanding option under the Plan be paid with shares of Common Stock, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised, and not by the net number of shares of Common Stock actually issued to the option holder.

        C.    Should any change be made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which automatic option grants are to be subsequently made per each new or continuing non-employee Board member under the Plan, and (iii) the number and/or class of securities and price per share in effect under each option outstanding under the Plan. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Board shall be final, binding and conclusive.

V.    ELIGIBILITY

        Eligible Optionees.    The individuals eligible to receive automatic option grants pursuant to the provisions of this Plan shall be limited to (i) those individuals who are first elected or appointed as non-employee Board members after the Effective Date, whether through appointment by the Board or election by the Corporation's stockholders, and (ii) those individuals who continue to serve as non-employee Board members after such Effective Date, whether or not they commenced Board service prior to such Effective Date. In no event, however, shall any non-employee Board member be eligible to participate in the Plan if such individual has previously been in the employ of the Corporation (or any parent or subsidiary corporation) at any time after December 31, 1989. Each non-employee Board member eligible to participate in the Plan pursuant to the foregoing criteria shall be designated an Eligible Director for purposes of the Plan.

VI.    TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS

        A.    Grant Date.    Option grants shall be made on the dates specified below:

    •
    Each individual who is first elected or appointed as an Eligible Director, whether through appointment by the Board or election by the Corporation's stockholders, on or after May 18, 2001, shall automatically be granted, on the date of such initial election or appointment, a non-statutory stock option to purchase 35,000 shares of Common Stock.

    •
    On the first trading day on The Nasdaq Stock Market in January of each calendar year (commencing with calendar year 2004), each individual who is at the time serving as an Eligible Director shall automatically be granted on such date a non-statutory option to purchase 12,500 shares of Common Stock(2), provided such individual has served as a Board member for a period of at least six (6) months.

(2)
For the 2002 and 2003 calendar years, the number of shares of Common Stock subject to each such grant was 10,000 shares.

        There shall be no limit on the number of 12,500-share option grants any one Eligible Director may receive over his or her period of Board service.

        Stockholder approval of the February 19, 2003 restatement at the 2003 Annual Meeting will constitute pre-approval of each option grant subsequently made pursuant to the provisions of the Plan as restated and the subsequent exercise of that option in accordance with its terms.

        B.    Exercise Price.    The exercise price per share of Common Stock subject to each automatic option grant shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the automatic grant date.

        C.    Payment.

        The exercise price shall become immediately due upon exercise of the option and shall be payable in one of the alternative forms specified below:

            (i)  full payment in cash or check made payable to the Corporation's order; or

          (ii)  full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial-reporting purposes and valued at Fair Market Value on the Exercise Date (as such term is defined below); or

          (iii)  full payment in a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial-reporting purposes and valued at Fair Market Value on the Exercise Date and cash or check payable to the Corporation's order; or

          (iv)  to the extent the option is exercised for vested shares, full payment through a broker-dealer sale and remittance procedure pursuant to which the non-employee Board member (I) shall provide irrevocable instructions to a brokerage firm (reasonably satisfactory to the Corporation for purposes of administrating such procedure in compliance with the Corporation's pre-notification/pre clearance policies) to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares and (II) shall concurrently provide directives to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

        For purposes of this subparagraph VI.C, the Exercise Date shall be the date on which written notice of the option exercise is delivered to the Corporation. Except to the extent the sale and remittance procedure specified above is utilized in connection with the exercise of the option for vested shares, payment of the option price for the purchased shares must accompany the exercise notice. However, if the option is exercised for any unvested shares, then the optionee must also execute and deliver to the Corporation a stock purchase agreement for those unvested shares which provides the Corporation with the right to repurchase, at the exercise price paid per share, any unvested shares held by the optionee at the time of cessation of Board service and which precludes the sale, transfer or other disposition of any shares purchased under the option, to the extent those shares are subject to the Corporation's repurchase right.

        D.    Option Term.    Each automatic grant under the Plan shall have a maximum term of ten (10) years measured from the automatic grant date.

        E.    Exercisability/Vesting.    Each automatic grant shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. Each initial 35,000 share option shall vest, and the Corporation's repurchase right shall lapse, in a series of four (4) equal and successive annual installments over the Optionee's period of continued service as a Board member, with the first such installment to vest upon Optionee's completion of one (1) year of Board service measured from the grant date. Each annual 12,500-share automatic grant (or 10,000-share automatic option grant for calendar years 2002 and 2003) shall vest, and the Corporation's repurchase with respect thereto shall lapse, upon Optionee's completion of one (1) year of Board service measured from the automatic grant date. Vesting of the option shares shall be subject to acceleration as provided in Section VI.G and Article VII. In no event, however, shall any additional option shares vest after the Optionee's cessation of Board service.

        F.    Non-Transferability.    During the lifetime of the Optionee, each automatic option grant, together with the limited stock appreciation right pertaining to such option, shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee other than (i) a transfer of the option effected by will or by the laws of descent and distribution following Optionee's death or (ii) a transfer of the option during the optionee's lifetime to one or more members of the optionee's immediate family or to a trust established exclusively for one or more such family members, to the extent such transfer is effected pursuant to the optionee's estate plan. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Corporation may deem appropriate.

        G.    Effect of Termination of Board Service.

          1.    Should the Optionee cease to serve as a Board member for any reason (other than death or Permanent Disability) while holding one or more automatic option grants under the Plan, then such individual shall have a six (6)-month period following the date of such cessation of Board service in which to exercise each such option for any or all of the option shares in which the Optionee is vested at the time of such cessation of Board service. Each such option shall immediately terminate and cease to be outstanding, at the time of such cessation of Board service, with respect to any option shares in which the Optionee is not otherwise at that time vested.

          2.    Should the Optionee die within six (6) months after cessation of Board service, then any automatic option grant held by the Optionee at the time of death may subsequently be exercised, for any or all of the option shares in which the Optionee is vested at the time of his or her cessation of Board service (less any option shares subsequently purchased by the Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. The right to exercise each such option shall lapse upon the expiration of the twelve (12)-month period measured from after the date of the Optionee's death.

          3.    Should the Optionee die or become Permanent Disabled while serving as a Board member, then the shares of Common Stock at the time subject to each automatic option grant held by such Optionee shall immediately vest in full (and the Corporation's repurchase right with respect to such shares shall terminate), and the Optionee (or the representative of the Optionee's estate or the person or persons to whom the option is transferred upon the Optionee's death) shall have a twelve (12)-month period following the date of the Optionee's cessation of Board service in which to exercise such option for any or all of those vested shares of Common Stock.

          4.    In no event shall any automatic grant under this Plan remain exercisable after the expiration date of the ten (10)-year option term. Upon the expiration of the applicable post-service exercise period under subparagraphs 1 through 3 above or (if earlier) upon the expiration of the ten (10)-year option term, the automatic grant shall terminate and cease to be outstanding for any option shares in which the Optionee was vested at the time of his or her cessation of Board service but for which such option was not otherwise exercised.

        H.    Stockholder Rights.    The holder of an automatic option grant shall have none of the rights of a stockholder with respect to any shares subject to such option until such individual shall have exercised the option and paid the exercise price for the purchased shares.

        I.    Remaining Terms.    The remaining terms and conditions of each automatic option grant shall be as set forth in the form Non-statutory Stock Option Agreement attached as Exhibit A.

VII.    CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

        A.    In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each automatic option grant under the Plan shall terminate and cease to be outstanding, except to the extent assumed by the successor entity (or parent thereof).

        B.    In connection with any Change in Control of the Corporation, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the specified effective date for the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Each such option shall remain fully exercisable for the option shares which vest in connection with the Change in Control until the expiration or sooner termination of the option term.

        C.    The Optionee shall have the right, exercisable at any time within the thirty (30)-day period immediately following the effective date of a Hostile Take-Over, to surrender to the Corporation each automatic option grant held by him or her under this Plan. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. Stockholder approval of the February 19, 2003 restatement at the 2003 Annual Meeting will constitute the pre-approval of each option subsequently granted with such a surrender right and the subsequent exercise of that right in accordance with the provisions of this Section VII.C. Neither the approval of the Plan Administrator nor the consent of the Board shall be required at the time of the actual option surrender and cash distribution.

        D.    The shares of Common Stock subject to each option surrendered in connection with the Hostile Take-Over shall not be available for subsequent option grant under this Plan.

        E.    The automatic option grants outstanding under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

VIII.    AMENDMENT OF THE PLAN AND AWARDS

        The Board has complete and exclusive power and authority to amend or modify the Plan (or any component thereof) in any or all respects whatsoever. However, no such amendment or modification shall adversely affect rights and obligations with respect to options at the time outstanding under the Plan, unless the affected optionees consent to such amendment. In addition, certain amendments to the Plan may require stockholder approval pursuant to applicable law or regulation.

IX.    EFFECTIVE DATE AND TERM OF PLAN

        A.    The Plan became effective immediately upon adoption by the Board on September 14, 1993 and was approved by the Corporation's stockholders at the 1994 Annual Meeting. On January 25, 1995, the Board adopted an amendment to the Plan which increased the number of shares of Common Stock issuable thereunder by an additional 200,000 shares, and that amendment was approved by the stockholders at the 1995 Annual Meeting.

        B.    On February 20, 1998, the Board adopted a series of amendments to the Plan (the "1998 Amendments") which (i) increased the number of shares of Common Stock reserved for issuance over the term of the Plan by an additional 240,000 shares, (ii) allowed unvested shares issued under the Plan and subsequently repurchased by the Corporation at the option exercise price paid per share to be reissued under the Plan and (iii) effected a series of additional changes to the provisions of the Plan (including the stockholder approval requirements, the transferability of non-statutory stock options and the elimination of the six (6)-month holding period requirement as a condition to the exercise of stock appreciation rights) in order to take advantage of the recent amendments to Rule 16b-3 of the 1934 Act which exempts certain transactions by Board members under the Plan from the short-swing liability provisions of the federal securities laws. The 1998 Amendments were approved by the Corporation's stockholder at the 1998 Annual Meeting.

        C.    On January 12, 2000, the Board authorized (i) an increase of 300,000 shares of Common Stock to the share reserve under the Plan and (ii) an extension of the term of the Directors Plan from September 13, 2003 to December 31, 2005. Such amendments were approved by the Corporation's stockholder at the 2000 Annual Meeting.

        D.    On March 21, 2001, the Board adopted a restatement of the Plan to reflect the adjustment in the number of shares of Common Stock reserved under the Plan resulting from the three for one stock split and changes in the automatic grants set forth in Section VI.A. Such restatement was approved by the Corporation's stockholder at the 2001 Annual Meeting.

        E.    On February 19, 2003 the Board adopted an amendment to the Plan to increase the number of shares of Common Stock subject to the annual automatic grant set forth in Section VI.A, effective with the grants to be made in calendar year 2004. Such amendment is subject to stockholder approval at the 2003 Annual Meeting,

        F.    The Plan shall terminate upon the earlier of (i) December 31, 2005 or (ii) the date on which all shares available for issuance under the Plan shall have been issued as vested shares or cancelled pursuant to the cash-out provisions of the Plan. If the date of termination is determined under clause (i) above, then all option grants outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such grants.

X.    USE OF PROCEEDS

        Any cash proceeds received by the Corporation from the sale of shares pursuant to option grants or share issuances under the Plan shall be used for general corporate purposes.

XI.    REGULATORY APPROVALS

        A.    The implementation of the Plan, the granting of any option under the Plan and the issuance of Common Stock upon the exercise of the option grants made hereunder shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it, and the Common Stock issued pursuant to it.

        B.    No shares of Common Stock or other assets shall be issued or delivered under this Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any securities exchange on which the Common Stock is then listed for trading.

XII.    NO IMPAIRMENT OF RIGHTS

        Neither the action of the Corporation in establishing the Plan nor any provision of the Plan shall be construed or interpreted so as to affect adversely or otherwise impair the right of the Corporation or the stockholders to remove any individual from the Board at any time in accordance with the provisions of applicable law.

XIII.    MISCELLANEOUS PROVISIONS

        A.    The right to acquire Common Stock or other assets under the Plan may not be assigned, encumbered or otherwise transferred by any Optionee.

        B.    The provisions of the Plan relating to the exercise of options and the vesting of shares shall be governed by the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.

        C.    The provisions of the Plan shall inure to the benefit of, and be binding upon, the Corporation and its successors or assigns, whether by Corporate Transaction or otherwise, and the Optionees, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
IDEC PHARMACEUTICALS CORPORATION
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersign appoints WILLIAM H. RASTETTER, Ph.D. and JOHN M. DUNN, and each of them, agents and proxies, with full power of substitution, to vote all shares of common stock of IDEC Pharmaceuticals Corporation held of record by the undersigned as of March 24, 2003 at the Annual Meeting of Stockholders of IDEC Pharmaceuticals to be held at the Hilton La Jolla at Torrey Pines, 10950 North Torrey Pines Road, San Diego, California on May 19, 2003, at 3:00 p.m., local time, and at all adjournments thereof, upon the following matters:

(Continued, and to be marked, dated and signed, on the other side)

/*\ Detach here from proxy voting card. /*\

You can now access your IDEC Pharmaceuticals Corporation account online.

Access your IDEC Pharmaceuticals Corporation shareholder/stockholder account online via Investor ServiceDirectSM (ISD).

Mellon Investor Services LLC agent for IDEC Pharmaceuticals Corporation, now makes it easy and convenient to get current information on your shareholder account. After a simple, and secure process of establishing a Personal Identification Number (PIN), you are ready to log in and access your account to:

• View account status	• View payment history for dividends
• View certificate history	• Make address changes
• View book-entry information	• Obtain a duplicate 1099 tax form
• Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com
and follow the instructions shown on this page.

Step 1: FIRST TIME USERS — Establish a PIN
You must first establish a Personal Identification Number (PIN) online by following the directions provided in the upper right portion of the web screen as follows. You will also need your Social Security Number (SSN) available to establish a PIN.

 Investor ServiceDirectSM is currently only available for domestic individual and joint acounts.
• SSN
• PIN
• Then click on the Establish PIN button

Please be sure to remember your PIN, or maintain it in a secure place for future reference.	Step 2: Log in for Account Access
You are now ready to log in. To access your account please enter your:

• SSN
• PIN
• Then click on the Submit button

If you have more than one account, you will now be asked to select the appropriate account.	Step 3: Account Status Screen
You are now ready to access your account information. Click on the appropriate button to view or initiate transactions.

• Certificate History
• Book-Entry Information
• Issue Certificate
• Payment History
• Address Change
• Duplicate 1099

For Technical Assistance Call 1-877-978-7778 between
9am-7pm Monday-Friday Eastern Time

Please mark your votes as indicated in this example	☒
	FOR all nominees listed below (except as marked to the contrary below)	WITHHOLD AUTHORITY to vote for all nominees listed below		FOR	AGAINST	ABSTAIN
(1) Election of Directors 01 Alan B. Glassberg, M.D. 02 Robert W. Pangia 03 William D. Young	☐	☐	(2) Proposal to amend the 1988 Stock Option Plan of IDEC Pharmaceuticals Corporation to increase the number of shares issuable thereunder from 58,580,000 shares to a total of 64,280,000 shares of common stock.	☐	☐	☐
				FOR	AGAINST	ABSTAIN
(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)			(3) Proposal to amend the 1993 Non-Employee Directors Stock Option Plan of IDEC Pharmaceuticals Corporation to increase the annual non-statutory stock option grant to non-employee directors from 10,000 shares to 12,500 shares of common stock, effective January 2004.	☐	☐	☐
				FOR	AGAINST	ABSTAIN
			(4) Ratification of the selection of KPMG LLP as independent public accountants for the 2003 fiscal year.	☐	☐	☐
(5) In accordance with the discretion of the proxy holders, to act upon all matters incident to the conduct of the Annual Meeting and upon other matters as may properly come before the Annual Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO CONTRARY INDICATION IS MADE THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED ABOVE AS DIRECTOR AND FOR PROPOSALS 2, 3 AND 4 ABOVE, IF ANY NOMINEE DECLINES OR IS UNABLE TO SERVE AS A DIRECTOR, THE PERSONS NAMED AS PROXIES SHALL HAVE FULL DISCRETION TO VOTE FOR ANY OTHER PERSON WHO MAY BE NOMINATED.

Signature	Signature	Date
(This signature should conform to your name as printed hereon. Co-owners should both sign.)
/*\ Detach here from proxy voting card. /*\

Vote by Telephone or Mail
24 Hours a Day, 7 Days a Week

Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Telephone 1-800-435-6710		Mail
Use any touch tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.	OR	Mark sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by telephone,
you do NOT need to mail back your proxy card.

QuickLinks

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS
PROPOSAL NO. 1 ELECTION OF DIRECTORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION AND RELATED INFORMATION
SUMMARY COMPENSATION TABLE
OPTION/SAR GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
STOCK PERFORMANCE GRAPH
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
PROPOSAL NO. 2 AMENDMENT TO THE 1988 STOCK OPTION PLAN OF IDEC PHARMACEUTICALS CORPORATION
PROPOSAL NO. 3 AMENDMENT TO THE 1993 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN OF IDEC PHARMACEUTICALS CORPORATION
PROPOSAL NO. 4 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS
OTHER BUSINESS
STOCKHOLDER PROPOSALS
ANNUAL REPORT AND ANNUAL REPORT ON FORM 10-K
IDEC PHARMACEUTICALS CORPORATION 1988 STOCK OPTION PLAN (Amended and Restated Through February 19, 2003)
IDEC PHARMACEUTICALS CORPORATION 1993 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN (Amended and Restated through February 19, 2003)